Putnam
Diversified
Income Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to bring you this report for Putnam Diversified Income Trust showing solid results for the six months ended March 31, 2003, a period in which your fund's return at net asset value outpaced its primary benchmark index and its Lipper category average. The details are on page 8.

The fund owes much of its success during the semiannual period to its multisector strategy, in which it invests across the spectrum of the bond market, and to its emphasis on corporate high-yield bonds, which performed particularly well during the period covered by this report.

On the following pages, the management teams provide an in-depth discussion of their strategy and the prevailing economic and market environment in which they operated. The managers also offer their thoughts on the fund's prospects for the second half of fiscal 2003.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* During the semiannual period ended March 31, 2003, Putnam
  Diversified Income Trust's class A shares had total returns of 9.31% at net asset value (NAV) and 4.16% at maximum public offering price (POP).

* The fund outperformed its primary benchmark, the Lehman Aggregate
  Bond Index, which returned 2.99% during the period. The fund's other comparative indexes, the Citigroup Non-U.S. World Government Bond Index and the JP Morgan Global High Yield Index, returned 10.02% and 12.61%, respectively.

* At NAV, each of the fund's share classes also outperformed the average return for the Lipper Multi-Sector Income Funds category, which was 8.79% for the six-month period.

* In October 2002, the fund's dividend was reduced to $0.06 per share for class A shares. Please see page 6 for more information.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The first half of the fund's fiscal year occurred during a period of considerable strength for the bond markets, both in the United States and abroad. This period was particularly strong for what we refer to as the "credit sectors," which include a range of higher-yielding, non-U.S. Treasury bond sectors. In mid October, just weeks after the start of the semiannual period, credit sectors began to significantly outperform Treasuries. Since the fund invests primarily in these sectors, it outperformed the Lehman Aggregate Bond Index, which is composed mainly of Treasuries and MBSs. The fund outperformed its Lipper peer group average primarily because of its emphasis on high-yield corporate bonds, which outperformed nearly all other bond sectors during the period.


Fund Profile

Putnam Diversified Income Trust is a multisector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The fund may be suitable for investors seeking a high level current income, consistent with preservation of capital, and asset class diversification.


* MARKET OVERVIEW

The fund's fiscal year began just weeks before a significant turning point in the bond market. The change in market sentiment occurred after a dismal four-month period for both the stock market and the economy, during which investors flocked to the relative safety of Treasuries. This flight to quality had a severe negative effect on high-yield bonds, which reached historically attractive price levels by the beginning of October. When Treasury yields became abnormally low and economic forecasts for 2003 improved in mid October, the Treasury sell-off commenced. From that point through the end of the fund's semiannual period, the credit sectors -- high yield, corporate investment grade, and emerging markets -- generally outperformed Treasuries. In addition, as the outlook for the economy became more uncertain and uncertainty about the situation in Iraq kept investors out of the stock market, the bond market generally performed well.

Slower growth in Europe helped reduce inflationary pressure, which was positive for the European government-bond markets. In emerging markets, higher oil prices helped some countries, while political and economic turmoil hurt others (see page 5 for more details).


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lehman Aggregate Bond Index (fund benchmark)                        2.99%
-------------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                       1.21%
-------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(intl. govt. bonds)                                                10.02%
-------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)               12.61%
-------------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                                  5.02%
-------------------------------------------------------------------------
Russell 2000 Growth Index (small to midsize growth stocks)          3.34%
-------------------------------------------------------------------------
Russell 2000 Value Index (small to midsize value stocks)           -0.41%
-------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended March 31, 2003.


* STRATEGY OVERVIEW

The fund's multisector strategy, which focuses on investing in a diverse array of higher-yielding bond sectors, was well-suited to the market and economic conditions of this six-month period. Virtually all of the fund's areas of emphasis -- including high-yield corporate bonds, investment-grade corporate bonds, mortgage-backed securities (MBSs), international government bonds, and emerging-markets bonds -- performed well during the period. When the rally in these sectors materialized, we began adding to those that had been especially beaten down, namely, corporate investment-grade and corporate high yield.

The fund's emerging-markets strategy focused on careful fundamental analysis of country-related risks, as some countries had strong performance and others were hit hard by country-specific problems. The fund's currency strategy continued to favor a weakening dollar, versus other currencies (primarily the euro), and was based on our belief that the U.S. economy is still fundamentally in a fragile state. While we do not believe the economy will contract over the remainder of 2003, we are awaiting more solid evidence of sustained growth before we begin favoring the dollar.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED*

                                 as of 9/30/02       as of 3/31/03

Investment grade                     16.2%               10.6%

Corporate
high yield                           41.5%               44.4%

Mortgage-backed
securities                            8.6%               11.8%

Foreign
bonds                                 9.2%                9.3%

Emerging markets                      8.6%                9.3%

Cash and
other securities                     15.9%               14.6%

Footnote reads:
*This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings and sectors will vary over time.


* HOW FUND SECTORS AND HOLDINGS AFFECTED PERFORMANCE

The fund's largest sector weighting (approximately half of the fund's net assets) was invested in high-yield corporate bonds, and this position was a significant contributor to the fund's solid returns during the period. High-yield bonds have performed well during the past six months for several reasons. Among the most important is the decline in default rates. Although still high by historical standards, corporate defaults have steadily declined since hitting a peak in January 2002. This trend has been seen as a positive sign that, if it continues, may help high-yield bond performance over the next several years. Second, investors have been seeking higher yields in the marketplace and have become more willing to take on risk in exchange. As a result, high-yield bonds have significantly outperformed Treasuries, causing a narrowing in the yield spread between Treasuries and high-yield bonds. This narrowing has been another strong driver of high-yield bond performance. Finally, corporations are generally focusing on reducing debt and improving their balance sheets, which has led to higher overall credit quality and has helped attract investors.


[GRAPHIC OMITTED: TOP 3 HOLDINGS PER SECTOR]

TOP 3 HOLDINGS PER SECTOR*

High-yield bonds

JP Morgan HYDI
144A notes, 8.75%, 2007
Financial

Echostar DBS Corp.
Senior notes 10.375%, 2007
Consumer staples

HMH Properties, Inc.
Company guaranty series B, 7.875%, 2008
Lodging/tourism

Foreign bonds

Sweden (Government of) bonds
5.5%, 2012

Canada (Government of) bonds
6.0%, 2011

Germany (Federal Republic of)
Bonds, Series 97,
6.0%, 2007

U.S. investment-grade securities

U.S. Treasury bonds
6.25%, May 15, 2030

U.S. Treasury bonds
6.25%, August 15, 2030

Fannie Mae
Series 03-W3, Class IA3
7.5%, 2042

Footnote reads:
*These holdings represent 9.7% of the fund's net assets as of 3/31/03. The fund's holdings will change over time.


Among the fund's high-yield holdings, DirecTV and Nextel Communications performed well. Both companies have seen an increase in subscribers and have solid businesses, and both have taken steps to reduce debt. Nextel, in particular, has retired several billion dollars of corporate debt in the past year. Within the high-yield sector, however, the fund's aerospace holdings detracted from performance as a result of significant declines in air travel. Other holdings also underperformed, including Healthsouth, a hospital owner that is struggling with allegations of accounting problems, and Fleming Companies, a food distributor serving the grocery-store industry. The fund has reduced these holdings, but we believe there is still value in both firms and anticipate that we will maintain the fund's current weightings.

The fund has also increased its weighting in corporate investment-grade bonds prior to the beginning of the period, and then reduced the weighting near the end of the period after the strong rally in this sector had moderated. These securities suffered greatly early in 2002 from the weakening economy and a wave of corporate malfeasance allegations. Beginning in October 2002, however, high-grade corporate bonds began to attract investors for many of the same reasons that corporate high-yield bonds had -- narrowing yield spreads, fewer credit problems, and a trend toward stronger balance sheets and lower debt.

The fund's mortgage-backed securities (MBSs) sector was a solid contributor to performance, as MBSs attracted investors who sought higher returns than Treasuries but also demanded higher credit quality and were willing to forego the additional yield that accompanied riskier bond sectors. Putnam's MBS team focused on keeping duration, or interest sensitivity, low, and diversified the fund's MBS holdings across a range of maturities, coupons, and agencies.

The fund's international government bonds benefited from slowing global economies, especially in Europe, where the Swedish, French, and German bond markets performed well as inflation remained low and equity performance was weak. Our security and country selections in emerging markets were on target, but we were underweight this sector, which detracted from the fund's relative performance. Within emerging markets, the fund favored oil-exporting countries that were benefiting from higher oil prices and strengthening economies, such as Russia, Mexico, Colombia, and Bulgaria. Also as a result of our ongoing risk management, we were able to avoid being overexposed to countries such as Venezuela, Brazil, and Turkey, which performed poorly due to political and economic turmoil.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAMS

This fund is managed by the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. The members of the Core Fixed-Income Team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Kevin Cronin, Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, James Prusko, Michael Salm, and John Van Tassel. The members of the Core Fixed-Income High-Yield Team are Stephen Peacher (Portfolio Member) Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


OF SPECIAL INTEREST

* As a result of significant declines in the yields of shorter- and intermediate-duration bonds over the past several years, the level of income produced by the fund's holdings has declined. In October 2002, the fund lowered its distribution rate on class A shares from $0.066 per share to $0.06 per share. Distribution rates for other share classes were not affected.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The outlook for the remainder of 2003 appears uncertain, as the end of the U.S. military campaign in Iraq has caused investors to refocus on the economy and corporate earnings. While consumer mortgage refinancing continues at a brisk pace due to low mortgage rates, which has helped keep consumer spending from sagging, corporate spending remains in the doldrums. Moreover, we have not seen a decrease in the unemployment rate.

Despite these uncertainties, we do not believe the economy is likely to contract, resulting in a "double-dip" recession. We expect moderate, albeit slow growth, for the remainder of 2003, with the possibility of an increase in interest rates, especially if economic growth appears likely to strengthen. Overseas, we anticipate more of the same, with continued slow growth in Europe and uneven returns in emerging markets -- some should continue to outperform, while others will likely remain volatile.

In such an environment, we believe that the sectors in which this fund invests, which are less sensitive to interest-rate movements than Treasuries, are well positioned to perform. Should investors remain skeptical about the stock market, we believe that they may continue to seek higher-yielding fixed-income securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 9 and 10 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 3/31/03

                        Class A           Class B         Class C           Class M
(inception dates)      (10/3/88)         (3/1/93)         (2/1/99)         (12/1/94)
                      NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
--------------------------------------------------------------------------------------
6 months             9.31%   4.16%     8.87%  3.87%     8.87%  7.87%     9.23%   5.64%
--------------------------------------------------------------------------------------
1 year               9.36    4.19      8.48   3.48      8.49   7.49      9.01    5.47
--------------------------------------------------------------------------------------
5 years             12.61    7.29      8.44   6.97      8.41   8.41     11.10    7.53
Annual average       2.40    1.42      1.63   1.36      1.63   1.63      2.13    1.46
--------------------------------------------------------------------------------------
10 years            68.36   60.30     56.18  56.18     56.00  56.00     63.87   58.58
Annual average       5.35    4.83      4.56   4.56      4.55   4.55      5.06    4.72
--------------------------------------------------------------------------------------
Annual average
(life of fund)       7.27    6.91      6.43   6.43      6.45   6.45      6.95    6.71
--------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                                     Citigroup      JP Morgan         Lipper
                         Lehman       Non-U.S.        Global       Multi-Sector
                       Aggregate     World Govt     High Yield     Income Funds
                      Bond Index     Bond Index       Index*     category average+
----------------------------------------------------------------------------------
6 months                2.99%          10.02%         12.61%          8.79%
----------------------------------------------------------------------------------
1 year                 11.69           28.94           6.50           9.78
----------------------------------------------------------------------------------
5 years                43.64           32.35           8.88          17.62
Annual average          7.51            5.77           1.72           3.24
----------------------------------------------------------------------------------
10 years              100.94           82.32             --          72.67
Annual average          7.23            6.19             --           5.57
----------------------------------------------------------------------------------
Annual average
(life of fund)          8.53            7.48             --           7.34
----------------------------------------------------------------------------------

*The index's inception date is 12/31/93.

*Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 113, 113, 84, and 25 funds, respectively, in this Lipper category.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

                    Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)               6               6               6               6
-------------------------------------------------------------------------------
Income              $0.360          $0.328          $0.330          $0.348
-------------------------------------------------------------------------------
Capital gains         --              --              --              --
-------------------------------------------------------------------------------
  Total             $0.360          $0.328          $0.330          $0.348
-------------------------------------------------------------------------------
Share value:     NAV      POP         NAV             NAV        NAV      POP
-------------------------------------------------------------------------------
9/30/02         $8.89    $9.33       $8.84           $8.86      $8.83    $9.13
-------------------------------------------------------------------------------
3/31/03          9.34     9.81        9.28            9.30       9.28     9.59
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1           7.71%    7.34%       7.11%           7.35%      7.50%    7.26%
-------------------------------------------------------------------------------
Current
30-day SEC
yield 2          7.02     6.68        6.26            6.27       6.76     6.54
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield debt securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 index chosen for their value orientation.

Standard & Poor's (S&P) 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)

CORPORATE BONDS AND NOTES (50.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
         $1,125,408 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    4 7/8s, 2008 (acquired 8/1/01, cost $1,424,088) (RES)                                $1,125,689
          4,725,284 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                             473
          1,000,000 Lamar Advertising Co. Structured Notes Ser. 01-6, 9.84s, 2006
                    (issued by COUNTS Trust)                                                              1,000,000
          1,200,000 Lamar Media Corp. bank term loan FRN 3 5/8s, 2010
                    (acquired 2/27/03, cost $1,200,000) (RES)                                             1,199,100
          3,615,000 Lamar Media Corp. 144A sr. sub. notes 7 1/4s, 2013                                    3,755,081
                                                                                                      -------------
                                                                                                          7,080,343

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,225,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                     1,316,875
          4,353,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                        3,754,463
          6,310,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                        6,120,700
          5,000,000 DaimlerChrysler NA Holding Corp. company guaranty 7 1/8s, 2003                        5,005,480
          1,165,000 Dana Corp. notes 10 1/8s, 2010                                                        1,191,213
          7,130,000 Dana Corp. notes 9s, 2011                                                             6,987,400
            635,000 Dana Corp. notes 7s, 2029                                                               485,775
          1,865,000 Dana Corp. notes 6 1/2s, 2009                                                         1,669,175
          1,464,000 Dana Corp. notes 6 1/4s, 2004                                                         1,460,340
EUR         250,000 Dana Corp. sr. notes 9s, 2011                                                           256,385
           $665,000 Delco Remy International, Inc. company guaranty 11s, 2009                               352,450
          1,410,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           719,100
            680,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                   567,800
          1,710,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                            1,633,050
          7,890,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                6,390,900
            780,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               101,400
            765,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                99,450
          1,775,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       1,921,438
          7,255,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       7,599,613
EUR       2,738,000 Lear Corp. sr. notes 8 1/8s, 2008                                                     3,099,176
         $1,220,000 Lear Corp. Structured Notes 8.46s, 2006 (issued by STEERS
                    Credit Linked Trust 2001)                                                             1,281,000
          1,690,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                       1,288,625
          1,200,000 TRW Automotive bank term loan FRN 5.313s, 2011
                    (acquired 2/21/03, cost $1,194,000) (RES)                                             1,181,063
                                                                                                      -------------
                                                                                                         54,482,871

Basic Materials (6.0%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                            68,862
          7,725,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         8,343,000
            250,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                              274,375
          5,005,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          4,604,600
          5,244,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                          4,824,480
          2,496,522 Alabama River Newsprint bank term loan FRN 4 1/2s, 2004 (acquired
                    various dates from 4/14/98 to 4/30/98, cost $2,257,150) (RES)                         2,359,214
          1,703,175 Appleton Papers, Inc. bank term loan FRN 4.596s, 2006 (acquired
                    various dates from 6/4/02 to 7/31/02, cost $1,713,312) (RES)                          1,706,723
          6,700,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                          7,554,250
          5,535,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                          4,704,750
          3,900,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           1,423,500
          1,317,508 Compass Minerals Group, Inc. bank term loan FRN Ser. L, 3.752s, 2009
                    (acquired 11/26/01, cost $1,310,921) (RES)                                            1,323,108
          2,680,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                               2,948,000
          6,010,600 Doe Run Resources Corp. company guaranty Ser. A1, 11 3/4s, 2008 (PIK)                 2,404,240
          5,210,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                             5,315,559
          1,245,000 Equistar Chemical notes 6 1/2s, 2006                                                  1,120,500
          1,175,000 Equistar Chemicals LP notes 8 3/4s, 2009                                              1,063,375
          8,910,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         8,531,325
            625,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                      690,970
EUR       1,370,000 Fort James Corp. company guaranty 4 3/4s, 2004                                        1,419,937
         $2,769,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              2,831,303
          3,075,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                              3,044,250
          4,440,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                              3,774,000
          1,945,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              1,828,300
            645,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                622,425
          1,860,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                     1,929,750
            560,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                      302,400
          1,200,000 Hercules, Inc. bank term loan FRN Ser. B, 4.466s, 2007
                    (acquired 12/17/02, cost $1,197,000) (RES)                                            1,199,500
         11,200,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                        12,656,000
          3,866,125 Huntsman Corp. bank term loan FRN Ser. A, 6.004s, 2007 (acquired
                    various dates from 3/1/02 to 2/24/03, cost $3,066,454) (RES)                          3,205,018
          1,854,639 Huntsman Corp. bank term loan FRN Ser. B, 7.375s, 2007 (acquired
                    various dates from 3/6/02 to 2/24/03, cost $1,542,738) (RES)                          1,537,496
          7,830,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           7,438,500
          9,470,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                    2,367,500
EUR       5,215,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                   4,921,474
         $1,165,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               1,264,025
          3,206,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               3,494,540
            250,000 IMC Global, Inc. debs. 7 3/8s, 2018                                                     182,813
            485,000 IMC Global, Inc. notes 6.55s, 2005                                                      480,150
          1,200,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                         1,278,000
          2,000,000 Ineos Acrylics Finance PLC company guaranty 10 1/4s, 2010
                    (United Kingdom)                                                                      2,105,630
EUR       2,000,000 Ineos Group Holdings PLC sr. notes 10 1/2s, 2010 (United Kingdom)                     2,300,919
         $9,095,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               9,697,544
          1,505,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                               1,452,325
EUR       1,750,000 Ispat Europe Group SA bonds 11 7/8s, 2011 (Luxembourg)                                1,756,510
           $370,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s, 2006
                    (In default) (NON)                                                                      229,400
          9,318,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2049
                    (In default) (NON)                                                                      372,720
EUR       1,000,000 Kappa Beheer BV company guaranty 10 5/8s, 2009 (Netherlands)                          1,156,460
         $1,000,000 Kronos International, Inc. bonds 8 7/8s, 2009 (Denmark)                               1,091,000
            280,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                          311,771
          2,164,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                  2,380,400
          1,677,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                             1,735,695
          1,095,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                   1,062,150
          2,690,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      2,690,000
          2,941,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 2,941,000
          5,880,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    5,468,400
          3,305,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                    3,205,850
EUR       6,865,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s, 2012 (Ireland)                     7,602,061
            $69,932 MDP Acquisitions PLC 144A sub. notes 15 1/2s, 2013 (Ireland)                             75,177
            970,000 Messer Griesheim Holdings AG bank term loan FRN Ser. B2, 4.1s,
                    2009 (acquired 7/30/02, cost $980,913) (Germany) (RES)                                  972,945
          1,030,000 Messer Griesheim Holdings AG bank term loan FRN Ser. C2, 4.589s,
                    2010 (acquired 7/30/02, cost $1,041,588) (Germany) (RES)                              1,033,127
EUR       1,180,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                        1,391,658
         $8,360,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 9,028,800
          2,125,000 Millenium America, Inc. company guaranty 7s, 2006                                     2,098,438
          3,180,000 Noveon International bonds 13s, 2011                                                  3,180,000
          3,420,000 Noveon International company guaranty Ser. B, 11s, 2011                               3,744,900
          5,985,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          4,788,000
          2,975,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                   2,885,750
          1,707,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                         1,794,484
          4,330,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    4,492,375
          2,904,664 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                2,236,591
          1,196,000 Phelps Dodge Corp. sr. notes 8 3/4s, 2011                                             1,295,606
            968,221 Pioneer Cos., Inc. FRN 4.79s, 2006                                                      716,484
          5,060,000 Potlatch Corp. company guaranty 10s, 2011                                             5,477,450
            900,000 Riverwood International Corp. bank term loan FRN Ser. C, 4.04s,
                    2008 (acquired 4/24/02, cost $900,000) (RES)                                            893,532
         12,385,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                         12,818,475
          5,025,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,919,500
          2,615,000 Salt Holdings Corp. 144A sr. notes stepped-coupon zero %
                    (12 3/4s, 12/15/07), 2012 (STP)                                                       1,660,525
          1,725,000 Smurfit-Stone Container Corp. company guaranty 8 1/4s, 2012                           1,845,750
          5,075,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                          3,907,750
          6,920,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                    7,093,000
            808,527 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                                     683,205
            730,768 Stone Container Corp. bank term loan FRN Ser. B, 3.829s, 2009
                    (acquired 7/19/02, cost $730,768) (RES)                                                 720,777
            269,233 Stone Container Corp. bank term loan FRN Ser. C, 4.709s, 2009
                    (acquired 7/19/02, cost $269,233) (RES)                                                 265,671
          7,130,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          7,949,950
          1,950,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          2,135,250
          4,730,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                          5,025,625
          1,560,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                         1,673,100
          4,854,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                        4,969,283
          1,810,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                        1,852,988
             50,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012 (Canada)                           49,250
          1,880,000 Tembec Industries, Inc. sr. notes 8 5/8s, 2009                                        1,908,200
            480,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                  278,400
          1,020,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          591,600
          4,880,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                     4,343,200
          3,000,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             900,000
            209,000 Weirton Steel Corp. sr. notes FRN 10s, 2008                                              20,900
          2,900,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                       14,500
          2,340,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,825,200
                                                                                                      -------------
                                                                                                        275,155,463

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,090,000 American Standard Cos., Inc. company guaranty 7 5/8s, 2010                            7,728,100
          1,665,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                              1,727,438
          1,710,000 Building Materials Corp. company guaranty 8s, 2008                                    1,368,000
          5,510,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,573,300
          1,608,750 NCI Building Systems, Inc. bank term loan FRN Ser. B, 4.29s, 2008
                    (acquired 9/4/02, cost $1,608,750) (RES)                                              1,610,761
          2,905,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           3,006,675
            650,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        671,125
          2,010,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                      2,075,325
          8,705,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                   2,089,200
          5,405,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                   1,297,200
                                                                                                      -------------
                                                                                                         26,147,124

Capital Goods (4.6%)
-------------------------------------------------------------------------------------------------------------------
          1,549,075 Advanced Glass Fiber Yarns bank term loan FRN Ser. A, 6 3/4s, 2004
                    (acquired 9/12/02, cost $1,084,353) (RES)                                               929,445
          1,440,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009 (In default) (NON)                72,000
          5,607,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      5,074,335
          1,429,416 Alliant Techsystems, Inc. bank term loan FRN Ser. C, 3.68s, 2009
                    (acquired 5/7/02, cost $,429,416) (RES)                                               1,429,595
             15,703 Allied Waste Industries, Inc. bank term loan Ser. B, FRN 4.04s, 2006
                    (acquired 10/18/01, cost $15,401) (RES)                                                  15,654
          1,547,211 Allied Waste Industries, Inc. bank term loan Ser. C, FRN 4.304s, 2007
                    (acquired 2/27/02, cost $1,522,945) (RES)                                             1,542,376
          8,515,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                   8,834,313
          2,470,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 7/8s, 2008                2,602,763
          6,185,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008                6,471,056
          9,125,000 Allied Waste North America, Inc. 144A company guaranty 9 1/4s, 2012                   9,706,719
EUR       2,840,000 Alpha Laval bonds 12 1/8s, 2010 (Sweden)                                              3,656,159
         $3,960,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                         2,712,600
          7,485,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         6,175,125
          3,430,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 2,829,750
          2,250,000 Ball Corp. company guaranty 8 1/4s, 2008                                              2,356,875
            810,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          534,600
            860,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  537,500
          7,760,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    5,005,200
            987,513 Berry Plastics Corp. bank term loan FRN Ser. B, 4.35s, 2010
                    (acquired 7/30/02, cost $993,685) (RES)                                                 989,488
          1,780,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                   1,860,100
          7,340,000 Blount, Inc. company guaranty 13s, 2009                                               5,138,000
          1,820,000 Blount, Inc. company guaranty 7s, 2005                                                1,610,700
          3,525,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                       3,807,000
          6,670,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     5,702,850
          4,100,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               3,874,500
          1,000,000 Casella Waste Systems, Inc. bank term loan FRN Ser. B, 4.563s, 2010
                    (acquired 1/22/03, cost $1,000,000) (RES)                                             1,003,438
          1,200,000 Crown Cork & Seal Company, Inc. bank term loan FRN 5.54s, 2008
                    (acquired 2/21/03, cost $1,188,000) (RES)                                             1,195,500
         10,405,000 Crown Holdings SA 144A sec. notes 9 1/2s, 2011 (France)                              10,391,994
          4,140,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                      2,111,400
          4,780,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                        4,923,400
EUR       2,000,000 Eco-Bat Finance, Ltd. 144A 10 1/8s, 2013                                              2,187,455
         $5,375,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                        5,697,500
          1,036,557 Flowserve Corp. bank term loan FRN Ser. C, 4.165s, 2009
                    (acquired 4/30/02, cost $1,036,557) (RES)                                             1,034,614
          2,934,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        3,256,740
EUR         620,000 Flowserve Finance BV company guaranty 12 1/4s, 2010 (Netherlands)                       740,680
           $625,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                   356,250
          1,200,000 Graham Packaging bank term loan FRN 5.563s, 2010
                    (acquired 2/18/03, cost $1,194,000) (RES)                                             1,191,614
            995,000 Grief Brothers bank term loan FRN Ser. C, 3.59s, 2009
                    (acquired 8/2/02, cost $995,000) (RES)                                                  993,756
            745,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                670,500
          3,170,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                  792,500
          2,410,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (In default) (NON) (STP)                                            48,200
          2,580,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                               1,444,800
          2,405,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 5/8s, 2010                              2,549,300
          1,960,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                              2,077,600
          1,000,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                                1,060,000
          3,460,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            3,628,675
          2,115,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  2,218,106
          1,000,000 L-3 Communications Corp. Structured Notes Ser. 01-5, 8.82s, 2009
                    (Issued by COUNTS Trust)                                                              1,005,000
            930,000 L-3 Communications Corp. 144A Structured Notes 8 1/2s, 2006
                    (Issued by Credit and Repackaged Securities, Ltd.) (Cayman Islands)                   1,038,345
          2,640,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                          1,280,400
            740,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                            373,700
          7,960,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                           3,980,000
          1,530,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                              1,591,200
EUR       3,195,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                              3,450,888
         $1,785,754 Michigan Electric Transmission Co./Michigan Electric Transmission, Inc.
                    bank term loan FRN Ser. B, 3.81s, 2007 (acquired 5/3/02,
                    cost $1,792,504) (RES)                                                                1,786,498
          2,230,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,241,150
          6,644,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                5,813,500
          7,895,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    8,052,900
          3,525,000 Owens-Brockway Glass 144A sec. sr. notes 8 3/4s, 2012                                 3,577,875
            880,000 Owens-Brockway Glass 144A sec. sr. notes 8 3/4s, 2012                                   893,200
          5,460,000 Pliant Corp. company guaranty 13s, 2010                                               4,968,600
          1,230,000 Pliant Corp. sr. sub. notes 13s, 2010                                                 1,119,300
          1,895,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                       2,013,438
          4,120,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                          3,460,800
          7,671,000 Sequa Corp. sr. notes 9s, 2009                                                        7,594,290
          3,046,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            2,992,695
            510,286 SPX Corp. bank term loan FRN Ser. B, 3.563s, 2009
                    (acquired 7/23/02, cost $510,286) (RES)                                                 508,341
            850,046 SPX Corp. bank term loan FRN Ser. C, 3.813s, 2010
                    (acquired 7/23/02, cost $850,046) (RES)                                                 846,806
          1,505,000 Sweetheart Cup Co. sr. sub. notes 12s, 2003                                           1,241,625
          6,875,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               6,187,500
            915,000 Terex Corp. company guaranty 8 7/8s, 2008                                               898,988
          4,425,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    4,557,750
          2,000,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                     1,980,000
          1,191,346 Trimas Corp. bank term loan Ser. B, FRN 4.438s, 2009
                    (acquired 6/5/02, cost $1,191,346) (RES)                                              1,191,823
          2,775,000 Trimas Corp. company guaranty 9 7/8s, 2012                                            2,802,750
            970,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                         979,700
          1,671,282 United Defense Industries, Inc. bank term loan FRN Ser. B, 3.56s, 2009
                    (acquired 10/19/01, cost $1,671,867) (RES)                                            1,671,282
                                                                                                      -------------
                                                                                                        213,143,069

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,475,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                    3,787,750
EUR       3,700,000 CB Bus AB sr. sub. notes 11s, 2010 (Sweden)                                           3,067,892
         $1,884,637 Coinmach Corp. bank term loan FRN Ser. B, 4.412s, 2009
                    (acquired 1/31/02, cost $1,882,281) (RES)                                             1,885,815
          6,915,000 Coinmach Corp. sr. notes 9s, 2010                                                     7,295,325
          1,200,000 Corrections Corporation of America bank term loan FRN 4.841s, 2008
                    (acquired 2/24/03, cost $1,201,500) (RES)                                             1,198,200
          2,476,870 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                           49,537
EUR       6,696,329 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        74,707
DEM       1,580,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        17,627
         $1,990,000 Flexi-Van Leasing bank term loan FRN Ser. B, 4.228s, 2007
                    (acquired 9/20/02, cost $1,985,025) (RES)                                             1,990,000
          4,110,000 IESI Corp. company guaranty 10 1/4s, 2012                                             4,151,100
          3,645,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006 (In default) (NON)          36,450
          1,530,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                         1,583,550
          6,370,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                 6,194,825
                                                                                                      -------------
                                                                                                         31,332,778

Communication Services (3.7%)
-------------------------------------------------------------------------------------------------------------------
          3,145,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          566,100
          3,840,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                 1,920,000
          1,570,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   737,900
          8,844,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                 2,741,640
          6,235,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 1,527,575
          2,975,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           2,677,500
          3,500,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                      420,000
            997,500 Bell Actimedia bank term loan FRN Ser. C, 5.661s, 2010
                    (acquired 11/26/02, cost $987,525) (RES)                                              1,003,942
          1,947,695 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                           38,954
          2,775,000 Crown Castle International Corp. sr. disc. notes stepped-coupon
                    zero % (10 3/8s, 5/15/04), 2011 (STP)                                                 2,247,750
          6,128,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               5,607,120
          1,020,000 Crown Castle International Corp. sr. notes 9s, 2011                                     882,300
          1,500,000 Dobson Communications Corp. bank term loan FRN 4.13s, 2007
                    (acquired 1/9/03, cost $1,282,500) (RES)                                              1,338,750
          2,000,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                   1,990,000
          3,340,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            3,173,000
            995,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/03), 2008 (In default) (NON) (STP)                                        100
            967,862 Globix Corp. company guaranty 11s, 2008 (PIK)                                           687,182
          1,330,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                        159,600
            330,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008 (In default) (NON)         212,850
          4,640,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05), 2010
                    (In default) (NON) (STP)                                                                232,000
          2,988,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           537,840
          3,950,000 Leap Wireless International, Inc. company guaranty 12 1/2s,
                    2010 (In default) (NON)                                                                 553,000
            960,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           19,200
          3,725,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                   111,750
          2,700,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008 (In default) (NON)            81,000
          5,310,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s, 2006 (Canada)
                    (In default) (NON)                                                                      305,325
          1,418,000 Millicom International Cellular SA sr. disc. notes 13 1/2s, 2006
                    (Luxembourg)                                                                            978,420
          1,900,000 Nextel Communications, Inc. bank term loan FRN Ser. A, 2 5/8s, 2007
                    (acquired 11/2/02, cost $1,657,750) (RES)                                             1,796,556
            746,250 Nextel Communications, Inc. bank term loan FRN Ser. B, 4 3/4s, 2008
                    (acquired 12/19/02, cost $690,235) (RES)                                                726,061
          3,233,750 Nextel Communications, Inc. bank term loan FRN Ser. C, 5s, 2008
                    (acquired 12/19/02, cost $2,930,771) (RES)                                            3,146,264
            115,000 Nextel Communications, Inc. sr. disc. notes 9.95s, 2008                                 119,888
          3,795,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       4,079,625
          1,235,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    1,302,925
          9,355,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    9,822,750
         15,580,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                            14,333,600
          3,820,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                         3,915,500
          4,390,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                965,800
             60,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005 (In default) (NON)                 13,200
          2,010,000 PanAmSat Corp. bank term loan FRN Ser. B, 4.81s, 2009
                    (acquired 2/21/02, cost $2,007,488) (RES)                                             1,985,713
          5,185,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                          5,340,550
EUR       5,000,000 PTC International Finance II SA company guaranty 10 7/8s, 2008
                    (Luxembourg)                                                                          5,959,588
           $130,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                               105,950
         11,915,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                  12,659,688
         17,517,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                        18,480,435
            561,880 Rhythms NetConnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)              11,238
          4,325,000 Rogers Cantel, Ltd. debs. 9 3/8s, 2008 (Canada)                                       4,465,563
          2,140,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                2,129,300
          1,990,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                2,109,400
          1,530,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                              1,105,425
            690,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       788,325
            351,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                          351,000
         14,915,000 Telus Corp. notes 8s, 2011 (Canada)                                                  15,809,900
          8,240,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                               8,693,200
          1,596,000 Time Warner Telecom, Inc. bank term loan FRN Ser. B, 5.29s, 2009
                    (acquired 1/15/03, cost $1,396,827) (RES)                                             1,355,004
          2,530,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                     1,998,700
          1,950,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      1,540,500
            790,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          675,450
          6,520,000 Triton PCS, Inc. company guaranty zero %, 2008                                        5,965,800
          3,020,000 TSI Telecommunication Services, Inc. company guaranty Ser. B,
                    12 3/4s, 2009                                                                         2,785,950
          2,330,000 U S West, Inc. notes 5 5/8s, 2008                                                     2,120,300
          2,181,000 UbiquiTel Operating Co. 144A company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       545,250
          5,290,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                                          872,850
          2,670,000 US West Capital Funding, Inc. company guaranty 6 1/4s, 2005                           2,249,475
             56,590 Voicestream Wireless Corp./Voicestream Wireless Capital Corp.
                    sr. notes 10 3/8s, 2009                                                                  62,532
                                                                                                      -------------
                                                                                                        171,140,053

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,085,000 Tyco International Group SA company guaranty 6 3/4s, 2011
                    (Luxembourg)                                                                          1,036,175
         11,560,000 Tyco International Group SA company guaranty 6 3/8s, 2006
                    (Luxembourg)                                                                         11,271,000
          1,460,000 Tyco International Group SA company guaranty 6 3/8s, 2005
                    (Luxembourg)                                                                          1,445,400
EUR       2,000,000 Tyco International Group SA company guaranty Ser. EMTN,
                    4 3/8s, 2004 (Luxembourg)                                                             2,097,993
         $7,555,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           7,063,925
                                                                                                      -------------
                                                                                                         22,914,493

Consumer Staples (8.5%)
-------------------------------------------------------------------------------------------------------------------
            580,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                             597,400
          6,140,000 Acme Television company guaranty 10 7/8s, 2004                                        6,308,850
            680,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005 (In default) (NON)             272,000
          3,398,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010 (In default) (NON)              1,376,190
          2,398,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011 (In default) (NON)                989,175
             30,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2006 (In default) (NON)                 12,000
          1,585,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009 (In default) (NON)                 649,850
          1,290,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                      516,000
            305,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009
                    (In default) (NON)                                                                      122,000
          1,492,500 Agrilink Foods bank term loan FRN Ser. B, 4.06s, 2008
                    (acquired 8/9/02, cost $1,492,500) (RES)                                              1,492,500
          4,445,000 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012                                   4,433,888
          3,580,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   3,562,100
          2,865,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   2,857,838
          1,790,906 American Seafood Group, LLC bank term loan FRN Ser. B, 4.56s, 2009
                    (acquired 4/11/02, cost $1,789,115) (RES)                                             1,795,944
          1,322,416 AMF Bowling Worldwide bank term loan FRN Ser. B, 6.003s, 2008
                    (acquired 3/1/02, cost $1,319,110) (RES)                                              1,318,008
          2,084,165 Archibald Candy Corp. company guaranty 10s, 2007 (PIK)                                1,458,916
          4,750,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                5,213,125
          2,025,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                  951,750
            875,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             411,250
             53,496 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia) (In default) (NO              5
          1,700,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      1,904,000
         10,940,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                     11,705,800
          1,610,609 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2005
                    (acquired various dates from 3/5/02 to 3/5/03, cost $1,218,169) (RES)                 1,591,483
          6,280,000 Century Cable Holdings bank term loan FRN 6 1/4s, 2009
                    (acquired various dates from 5/20/02 to 6/11/02, cost $5,458,614) (RES)               4,430,892
          7,830,000 Chancellor Media Corp. company guaranty 8s, 2008                                      8,838,113
          1,346,600 Charter Communications Holdings, LLC bank term loan FRN Ser. B,
                    4.12s, 2008 (acquired 3/9/03, cost $1,169,858) (RES)                                  1,171,236
          5,135,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                                  1,514,825
          3,860,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (13 1/2s, 1/15/06), 2011 (STP)                                  1,158,000
          3,805,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                  1,350,775
          8,765,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                         3,900,425
          6,603,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                         3,053,888
          2,720,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 1/4s, 2010                                                                         1,203,600
          5,925,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2011                                                                             2,755,125
          3,645,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                          1,694,925
            985,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                            455,563
            590,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                            274,350
          2,080,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                2,108,600
          2,280,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                2,325,600
          1,220,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                       1,296,250
            770,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                812,350
          1,675,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          1,771,313
          2,520,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                        2,633,400
          3,620,000 Cott Beverages USA, Inc. company guaranty 8s, 2011                                    3,837,200
          2,934,000 CSC Holdings, Inc. debs. 7 5/8s, 2018                                                 2,838,645
          8,342,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                             8,425,420
          1,109,000 CSC Holdings, Inc. sr. sub. debs. 10 1/2s, 2016                                       1,211,583
          1,000,000 Cumulus Media, Inc. bank term loan FRN Ser. B, 4.313s, 2007
                    (acquired 3/20/02, cost $1,000,000) (RES)                                             1,004,821
          1,105,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                 1,127,100
          1,250,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                 1,325,000
          3,605,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                      3,821,300
          2,000,000 Del Monte Foods Co. bank term loan FRN Ser. B, 5.049s, 2010
                    (acquired 12/16/02, cost $1,990,000) (RES)                                            2,014,000
            850,000 DirecTV bank term loan FRN 4.83s, 2010 (acquired 3/4/03,
                    cost $850,000) (RES)                                                                    848,141
         10,640,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                    11,730,600
         11,641,000 Diva Systems Corp. sr. disc. notes Ser. B, zero %, 2008 (In default) (NON)              320,128
          5,730,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                        5,157,000
            637,500 Dole Food Co. bank term loan FRN 5.13s, 2008 (acquired 3/28/03,
                    cost $637,500) (RES)                                                                    639,891
          2,900,000 Dole Food Co. 144A sr. notes 8 7/8s, 2011                                             3,016,000
          2,485,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 2,665,163
            400,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                268,000
         22,275,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                           24,502,500
          2,455,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             2,614,575
          9,829,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                            10,713,610
GBP       2,760,000 EMI Group eurobonds 8 1/4s, 2008 (United Kingdom)                                     3,830,236
         $1,190,000 Emmis Communications Corp. bank term loan FRN Ser. C, 3.606s, 2009
                    (acquired 6/20/02, cost $1,188,513) (RES)                                             1,190,000
          2,905,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                      3,028,463
          1,631,000 Emmis Communications Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 3/15/06), 2011 (STP)                                                        1,394,505
          4,170,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008 (In default) (NON)                    854,850
          3,120,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010 (In default) (NON)                            624,000
          1,760,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,724,800
          1,605,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                               1,605,000
            150,000 Frontier Vision bank term loan FRN Ser. B, 6.275s, 2006
                    (acquired 5/20/02, cost $138,679) (RES)                                                 133,125
          2,630,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                               2,583,975
          3,775,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                3,633,438
          3,795,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                3,282,675
          2,000,000 Gray Television, Inc. bank term loan FRN 4.35s, 2010
                    (acquired 10/17/02, cost $2,000,000) (RES)                                            2,007,500
          4,775,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                   5,192,813
          5,800,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                  5,974,000
          2,790,000 Insight Communications Co., Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/4s, 2/15/06), 2011 (STP)                                                        1,980,900
          1,690,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN 4.063s, 2009
                    (acquired 11/5/01, cost $1,686,831) (RES)                                             1,629,794
            620,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009                         640,150
          1,825,480 Jostens, Inc. bank term loan FRN Ser. C, 4.042s, 2009
                    (acquired 7/30/02, cost $1,825,480) (RES)                                             1,824,719
          4,490,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            5,129,825
            196,000 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                            143,080
          2,550,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                             1,530,000
          2,420,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    2,516,800
          1,615,000 LIN Television Corp. company guaranty 8s, 2008                                        1,719,975
          1,800,000 MGM Studios bank term loan FRN 4.28s, 2008 (acquired 6/10/02,
                    cost $1,800,000) (RES)                                                                1,790,438
          2,050,000 Moore North America Finance, Inc. 144A sr. notes 7 7/8s, 2011                         2,111,500
          6,170,000 News America Holdings, Inc. company guaranty 9 1/4s, 2013                             7,834,345
            456,757 Nexstar Broadcasting bank term loan FRN 4.34s, 2011
                    (acquired 2/5/03, cost $456,757) (RES)                                                  457,423
            193,243 Nexstar Mission Broadcasting bank term loan FRN 4.34s, 2011
                    (acquired 2/5/03, cost $193,243) (RES)                                                  193,525
          6,030,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         6,030,000
          3,835,000 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010 (acquired
                    various dates from 2/5/03 to 6/20/02, cost $3,124,374) (RES)                          3,078,458
             30,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     23,700
            600,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             456,000
          2,360,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             1,864,400
          1,194,000 Playtex Products, Inc. bank term loan FRN 3.626s, 2009
                    (acquired 6/3/02, cost $1,194,000) (RES)                                              1,188,278
          4,405,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  4,779,425
          2,410,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               150,625
          4,600,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                  5,014,000
          1,665,000 Premier Parks, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 4/1/03), 2008 (STP)                                                             1,621,294
            620,000 Premier Parks, Inc. sr. notes 10s, 2007                                                 601,400
          6,330,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   5,507,100
EUR       2,000,000 ProSiebenSat.1 Media AG sr. notes Ser. REGS, 11 1/4s, 2009 (Germany)                  2,160,180
        $10,181,496 Quorum Broadcast Holdings, LLC notes stepped-coupon zero %
                    (15s, 5/15/06), 2009 (STP)                                                            6,997,742
          6,125,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  2,450,000
          1,602,000 Rayovac Corp. bank term loan FRN Ser. B, 5.086s, 2009
                    (acquired 9/26/02, cost $1,600,398) (RES)                                             1,602,000
          1,904,000 RCN Corp. sr. disc. notes Ser. B, zero %, 2008                                          523,600
          1,406,250 Regal Cinemas, Inc. bank term loan FRN Ser. C, 4.063s, 2008
                    (acquired 8/16/02, cost $1,409,766) (RES)                                             1,408,008
          2,280,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                             2,462,400
          1,935,000 Remington Arms Co., Inc. 144A company guaranty 10 1/2s, 2011                          2,070,450
          2,940,000 Revlon Consumer Products sr. notes 9s, 2006                                           1,764,000
          2,075,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       1,245,000
          6,275,000 Rite Aid Corp. notes 7 1/8s, 2007                                                     5,529,844
          3,685,000 Rite Aid Corp. 144A notes 9 1/2s, 2011                                                3,813,975
          2,930,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                        3,105,800
          1,188,015 Roundy's, Inc. bank term loan FRN 3.774s, 2009 (acquired 6/3/02,
                    cost $1,188,015) (RES)                                                                1,185,788
         11,425,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                         10,025,438
          3,400,000 Sbarro, Inc. company guaranty 11s, 2009                                               3,111,000
          1,375,329 Scotts Co. (The) bank term loan FRN Ser. B, 3.921s, 2007
                    (acquired 7/30/02, cost $1,385,644) (RES)                                             1,377,823
          2,390,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                        2,533,400
          1,839,869 Shoppers Drug Mart bank term loan FRN Ser. F, 3.273s, 2009
                    (acquired 5/29/02, cost $1,847,369) (RES)                                             1,840,061
          4,850,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        485
          2,570,000 Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011                          2,724,200
          2,420,000 Sinclair Broadcast Group, Inc. 144A company guaranty 8s, 2012                         2,498,650
          1,500,000 Six Flags, Inc. bank term loan FRN Ser. B, 3.59s, 2009
                    (acquired 1/15/03, cost $1,498,125) (RES)                                             1,477,812
          5,475,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                5,201,250
         10,035,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                9,307,463
EUR       1,000,000 Sola International, Inc. sr. notes Ser. EUR, 11s, 2008                                1,134,640
         $1,420,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                            1,405,800
            670,000 Southland Corp. sr. sub. debs. 5s, 2003                                                 670,000
          1,022,075 Suiza Foods Corp. bank term loan FRN Ser. B, 3.54s, 2008
                    (acquired 12/10/01, cost $1,028,889) (RES)                                            1,020,217
          9,780,000 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)
                    (In default) (NON)                                                                    1,858,200
            935,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s, 2010
                    (United Kingdom) (In default) (NON)                                                     182,325
            375,000 TeleWest Communications PLC 144A sr. notes 11 1/4s, 2008
                    (United Kingdom) (In default) (NON)                                                      71,250
          4,500,000 TM Group Holdings sr. notes 11s, 2008 (United Kingdom)                                4,747,500
          5,625,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)
                    (In default) (NON)                                                                      365,625
         16,682,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                        1,084,330
            820,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009 (Netherlands)
                    (In default) (NON)                                                                       77,900
          4,430,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                      974,600
         10,861,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                  11,512,660
            259,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                          261,590
          2,200,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                              2,480,500
          1,710,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                              1,863,900
          5,925,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               6,369,375
                                                                                                      -------------
                                                                                                        389,743,294

Energy (4.0%)
-------------------------------------------------------------------------------------------------------------------
          4,120,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             4,315,700
          3,680,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       3,937,600
          2,160,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                     2,349,000
          4,750,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                 4,999,375
            980,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                1,033,900
          3,660,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                   3,742,350
          1,000,000 Compton Petro Corp. sr. notes 9.9s, 2009 (Canada)                                     1,076,250
          5,780,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               6,184,600
            830,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                               867,350
            845,329 Dresser, Inc. bank term loan FRN Ser. B, 4.88s, 2009
                    (acquired 7/30/02, cost $852,725) (RES)                                                 843,668
          5,405,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           5,350,950
          2,425,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                      2,467,438
          2,480,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                  2,604,000
          3,880,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                        3,899,400
          1,890,000 Forest Oil Corp. sr. notes 8s, 2011                                                   1,970,325
          1,835,000 Forest Oil Corp. sr. notes 8s, 2008                                                   1,912,988
         16,950,000 Gazprom OAO 144A notes 9 5/8s, 2013 (Russia)                                         17,509,350
          3,545,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                              3,770,994
            885,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                               949,163
          3,000,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                        1,800,000
          3,940,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       4,235,500
            210,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                             227,850
          4,622,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                            4,829,990
            637,500 Peabody Energy Corp. bank term loan FRN 3.778s, 2010
                    (acquired 3/20/03, cost $637,500) (RES)                                                 639,625
          7,030,000 Petronas Capital, Ltd. company guaranty 7 7/8s, 2022 (Malaysia)                       7,460,939
          1,580,000 Petronas Capital, Ltd. company guaranty 7s, 2012 (Malaysia)                           1,710,350
         14,100,000 Petronas Capital, Ltd. 144A company guaranty 7 7/8s, 2022 (Malaysia)                 14,964,330
          5,025,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012 (Malaysia)                      5,439,563
          9,420,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                          11,232,794
            735,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                             762,001
          2,415,000 Plains All American Pipeline LP/Plains All American Finance Corp.
                    company guaranty 7 3/4s, 2012                                                         2,608,200
          3,560,000 Plans Exploration & Production Co. company guaranty Ser. B,
                     8 3/4s, 2012                                                                         3,738,000
          4,365,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                4,692,375
             20,000 Pride International, Inc. sr. notes 10s, 2009                                            21,800
          5,050,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 5,239,375
          1,645,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005 (In default) (NON)           180,950
          4,925,000 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes 10 1/4s, 2013                4,875,750
            975,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                      1,014,000
          5,830,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        6,034,050
          2,160,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                         2,246,400
          2,960,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                          2,960,000
          3,648,517 Tesoro Petroleum Corp. bank term loan FRN 7 1/2s, 2007 (acquired
                    various dates from 11/4/02 to 11/14/02, cost $3,298,408) (RES)                        3,536,212
          4,500,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                             4,140,000
          1,240,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        1,300,450
          5,502,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   5,832,120
            935,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     935,000
          5,215,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                5,567,013
          2,415,000 Westport Resources Corp. 144A company guaranty 8 1/4s, 2011                           2,584,050
          2,125,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                               2,289,688
            600,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                               627,000
                                                                                                      -------------
                                                                                                        183,509,776

Financial (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,710,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               2,724,378
             35,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2008                                   35,088
          3,025,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                3,032,563
            128,184 Comdisco Holding Co., Inc./Comdisco, Inc. sec. notes Ser. B, 11s, 2005                  128,184
          3,320,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    896,400
          1,120,000 Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)                               1,115,800
          4,600,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                           4,830,000
         13,452,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 4,741,830
          1,324,345 Hilb, Rogal & Hamilton Co. bank term loan FRN 4.063s, 2007
                    (acquired 6/20/02, cost $1,324,345) (RES)                                             1,326,000
          1,680,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                  4,200
          5,895,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                      6,351,863
          1,580,000 iStar Financial, Inc. sr. notes 7s, 2008                                              1,627,400
          1,200,000 ITC Holdings Corp. bank term loan FRN 5.05s, 2009
                    (acquired 2/27/03, cost $1,194,000) (RES)                                             1,203,000
          1,200,000 ITC OPCO bank term loan FRN 3.8s, 2009 (acquired 2/27/03,
                    cost $1,198,500) (RES)                                                                1,196,250
         30,050,000 JP Morgan HYDI 144A notes 8 3/4s, 2007                                               31,176,875
         10,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      7,073,940
         13,527,000 Morgan Stanley Tracers 144A FRB 8.152s, 2012                                         14,324,281
          1,333,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)                6,665
            631,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               637,310
          4,570,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       4,570,000
          8,520,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                      10,202,700
          1,510,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                      1,647,617
          3,480,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                   3,479,492
          1,689,474 Veridian Corp. bank term loan FRN 4.756s, 2008
                    (acquired 9/20/02, cost $1,689,474) (RES)                                             1,694,331
          3,360,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        3,360,000
                                                                                                      -------------
                                                                                                        107,386,167

Gaming & Lottery (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,580,000 Aladdin Gaming Holdings, LLC sr. disc. notes, Ser. B, 13 1/2s, 2010
                    (In default) (NON)                                                                       19,350
          3,525,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                3,824,625
          3,785,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      4,106,725
          1,840,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                             1,950,400
          2,000,000 Borgata Resorts bank term loan FRN 5.339s, 2007 (acquired 6/5/02,
                    cost $1,995,000) (RES)                                                                1,980,000
          5,590,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         5,897,450
          1,890,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                            1,989,225
          3,815,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  4,082,050
          1,465,000 Herbst Gaming, Inc. 144A sec. sr. notes 10 3/4s, 2008                                 1,567,550
          6,505,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 6,992,875
          5,200,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            4,511,000
          5,590,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               5,897,450
          6,135,000 International Game Technology sr. notes 8 3/8s, 2009                                  7,318,147
            740,000 International Game Technology sr. notes 7 7/8s, 2004                                    779,566
          5,805,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                         5,572,800
            460,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            503,700
          1,125,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                     1,178,438
            550,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           565,125
          8,320,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        9,193,600
            365,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          390,550
          4,688,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                               4,805,200
          3,970,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                4,168,500
          5,139,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           5,408,798
          2,329,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           2,430,894
            230,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                                 237,475
            975,000 MTR Gaming Group, Inc. 144A company guaranty 9 3/4s, 2010                               994,500
          4,240,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 4,324,800
          4,800,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            5,100,000
            735,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                              758,888
          1,200,000 Penn National Gaming, Inc. bank term loan FRN 5.31s, 2010
                    (acquired 2/19/03, cost $1,198,500) (RES)                                             1,198,800
          2,080,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                     2,246,400
          5,965,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                6,084,300
          2,400,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                      2,088,000
          5,635,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                         4,902,450
          2,905,000 Riviera Holdings Corp. company guaranty 11s, 2010                                     2,505,563
          1,496,250 Scientific Gaming bank term loan FRN Ser. B, 4.81s, 2008
                    (acquired 12/11/02, cost $1,488,769) (RES)                                            1,495,783
          5,070,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          5,412,225
          2,434,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                         1,898,520
          7,275,000 Trump Casino Holdings, LLC 144A mtge. 11 5/8s, 2010                                   6,965,813
            605,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 607,269
          9,865,000 Venetian Casino Resort, LLC company guaranty 11s, 2010                               10,321,256
            615,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                             608,850
                                                                                                      -------------
                                                                                                        142,884,910

Government (0.4%)
-------------------------------------------------------------------------------------------------------------------
         14,345,000 Pemex Project Funding Master Trust 144A bonds 8 5/8s, 2022                           15,241,563
          2,560,000 Pemex Project Funding Master Trust 144A company guaranty
                    6 5/8s, 2010                                                                          2,801,339
                                                                                                      -------------
                                                                                                         18,042,902

Health Care (3.4%)
-------------------------------------------------------------------------------------------------------------------
            897,750 Advanced Medical Optics, Inc. bank term loan FRN 4.64s, 2008
                    (acquired 6/17/02, cost $896,628) (RES)                                                 898,648
          2,215,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                            2,281,450
          4,180,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                         4,780,875
          2,660,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         2,713,200
         11,014,900 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 9,968,485
             77,300 Alderwoods Group, Inc. company guaranty 11s, 2007                                        77,300
          4,625,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   4,416,875
          3,190,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        3,445,200
          2,780,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                   2,919,000
            750,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         828,750
          5,270,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    5,493,975
          1,791,000 Community Health Systems, Inc. bank term loan FRN Ser. B, 3.84s, 2010
                    (acquired 7/11/02, cost $1,791,000) (RES)                                             1,781,486
          3,950,000 Conmed Corp. company guaranty 9s, 2008                                                4,088,250
          1,170,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                      1,298,700
          1,728,242 DaVita, Inc. bank term loan FRN Ser. B, 4.479s, 2009
                    (acquired 4/26/02, cost $1,726,081) (RES)                                             1,728,890
          3,040,000 Extendicare Health Services, Inc. company guaranty 9 1/2s, 2010                       3,009,600
          1,200,000 Fisher Scientific International, Inc. bank term loan FRN 3.813s, 2010
                    (acquired 3/13/03, cost $1,200,000) (RES)                                             1,203,900
          1,200,000 Fresenius Medical Care AG bank term loan FRN 3.821s, 2010
                    (acquired 2/18/03, cost $1,200,000) (RES)                                             1,201,375
            202,158 Genesis Health Ventures, Inc. sec. notes FRN 7.59s, 2007                                200,136
          3,475,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                          3,718,250
            920,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              975,200
            965,000 HCA, Inc. debs. 7.19s, 2015                                                           1,032,812
          5,400,000 HCA, Inc. med. term notes 8.85s, 2007                                                 6,100,385
          2,030,000 HCA, Inc. med. term notes 7.69s, 2025                                                 2,120,617
          2,030,000 HCA, Inc. notes 8 3/4s, 2010                                                          2,355,836
          1,930,000 HCA, Inc. notes 8.36s, 2024                                                           2,094,722
          4,458,000 HCA, Inc. notes 7s, 2007                                                              4,791,200
          6,765,000 Healthsouth Corp. notes 7 5/8s, 2012 (In default) (NON)                               3,078,075
          3,795,000 Healthsouth Corp. sr. notes 8 1/2s, 2008 (In default) (NON)                           1,745,700
          1,570,000 Healthsouth Corp. sr. notes 8 3/8s, 2011 (In default) (NON)                             722,200
          4,860,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008 (In default) (NON)                       607,500
          2,590,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                     2,849,000
          4,680,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                       99,450
          3,190,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                       71,775
            888,587 Kinetic Concepts, Inc. bank term loan FRN Ser. B, 3.79s, 2004
                    (acquired 11/5/01, cost $889,698) (RES)                                                 886,366
            200,858 Kinetic Concepts, Inc. bank term loan FRN Ser. C, 4.04s, 2005
                    (acquired 11/5/01, cost $201,109) (RES)                                                 200,355
          3,915,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          4,071,600
          9,170,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008 (In default) (NON)             2,384,200
          1,670,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007 (In default) (NON)         1,402,800
          4,495,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                    450
          5,845,000 MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012                                 5,435,850
         13,215,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         264,300
EUR       2,435,000 NYCO Holdings 144A 11 1/2s, 2013 (Denmark)                                            2,656,585
         $2,990,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  3,221,725
          7,050,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                        7,649,250
            960,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                                948,000
          1,920,000 Service Corp. International debs. 7 7/8s, 2013                                        1,867,200
            405,000 Service Corp. International notes 7.7s, 2009                                            399,938
            485,000 Service Corp. International notes 7.2s, 2006                                            477,725
          2,000,000 Service Corp. International notes 6 7/8s, 2007                                        1,935,000
            725,000 Service Corp. International notes 6 1/2s, 2008                                          694,188
          4,515,000 Service Corp. International notes 6s, 2005                                            4,498,069
          1,725,000 Service Corp. International notes, 7.7s, 2009                                         1,694,813
          3,910,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         4,320,550
          1,655,000 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                                         1,588,800
          2,565,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                         2,455,988
            815,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                           802,775
         10,575,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                          11,658,938
          1,940,195 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.31s, 2008
                    (acquired 11/29/01, cost $1,960,276) (RES)                                            1,945,928
          2,220,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                           2,397,600
          1,935,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                              2,070,450
          2,000,000 Ventas Realty LP/Capital Corp. company guaranty 8 3/4s, 2009                          2,112,500
                                                                                                      -------------
                                                                                                        154,740,760

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,210,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  4,399,450
          3,200,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                       3,392,000
              4,000 D.R. Horton, Inc. company guaranty 8s, 2009                                               4,190
          3,650,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              3,796,000
          3,073,000 Del Webb Corp. sr. sub. debs. 9 3/8s, 2009                                            3,226,650
          2,590,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         2,861,950
          4,125,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                          4,145,625
          1,110,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                              1,129,425
          5,535,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   5,963,963
            380,000 KB Home sr. sub. notes 7 3/4s, 2010                                                     387,600
          5,370,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             6,027,825
            630,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          644,963
          2,820,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                    3,073,800
            270,000 Schuler Homes, Inc. company guaranty 9s, 2008                                           281,475
          3,250,000 Toll Corp. company guaranty 8 1/8s, 2009                                              3,363,750
            250,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  260,625
            470,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                    479,400
          3,365,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                   3,230,400
                                                                                                      -------------
                                                                                                         46,669,091

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,060,000 Sealy Mattress Co. company guaranty Ser. B, zero %, 2002                              2,155,275
          7,640,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                7,869,200
                                                                                                      -------------
                                                                                                         10,024,475

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------------------------------------------
            245,000 Capstar Hotel Co. sr. sub. notes 8 3/4s, 2007                                           161,700
         10,015,000 FelCor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   9,163,725
          1,029,000 FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)                                     895,230
          7,355,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                7,391,775
         25,275,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           23,758,500
          2,210,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    2,132,650
          1,020,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                            1,009,800
          3,440,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                   3,362,600
          3,066,000 ITT Corp. notes 6 3/4s, 2005                                                          3,111,990
         11,405,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                     11,205,413
          1,365,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                          1,167,075
          3,450,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                      3,484,500
            980,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 7/8s, 2012                       980,000
          2,410,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 3/8s, 2007                     2,400,963
                                                                                                      -------------
                                                                                                         70,225,921

Publishing (2.1%)
-------------------------------------------------------------------------------------------------------------------
          9,215,000 Affinity Group Holdings sr. notes 11s, 2007                                           9,284,113
          1,695,000 CanWest Media, Inc. 144A notes 7 5/8s, 2013 (Canada)                                  1,733,138
          2,690,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             2,760,613
          1,860,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,887,900
          2,890,000 Hollinger International Publishing, Inc. 144A sr. notes 9s, 2010                      3,056,175
         13,329,002 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)            13,462,292
          3,010,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011 (In default) (NON)                  45,150
          3,050,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                       2,966,125
            850,000 Moore Wallace bank term loan FRN 6 1/4s, 2010
                    (acquired 3/13/03, cost $850,000) (RES)                                                 851,594
          1,200,000 PRIMEDIA, Inc. bank term loan FRN 4.589s, 2009
                    (acquired 2/10/03, cost $1,149,000) (RES)                                             1,140,600
          9,530,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          9,601,475
          2,835,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          2,728,688
          5,090,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  5,039,100
          2,350,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                               1,780,125
          7,510,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 8,148,350
            997,500 RH Donnelley Finance Corp. I bank term loan FRN Ser. B, 5.314s,
                    2010 (acquired 12/4/02, cost $997,500) (RES)                                          1,003,042
          4,590,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                              5,060,475
          5,330,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                        6,089,525
          1,254,783 Sum Media bank term loan FRN 3.849s, 2009
                    (acquired 2/4/03, cost $1,254,783) (RES)                                              1,254,391
          1,400,000 TDL Infomedia Group, Ltd. 144A bonds 12 1/8s, 2009
                    (United Kingdom)                                                                      2,411,996
          5,210,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                   5,418,400
          1,205,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                             1,253,200
          4,340,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                4,372,550
          1,850,000 Von Hoffman Press, Inc. company guaranty FRN 10 3/8s, 2007                            1,609,500
          1,698,031 Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                         1,188,622
          2,000,000 Yell Finance BV sr. disc. notes stepped-coupon zero %
                    (13 1/2s, 8/1/06), 2011 (Netherlands) (STP)                                           1,540,000
            620,000 Yell Finance BV sr. notes 10 3/4s, 2011 (Netherlands)                                   688,200
                                                                                                      -------------
                                                                                                         96,375,339

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
            850,000 Advance Stores bank term loan FRN 4.081s, 2007
                    (acquired 3/4/03, cost $850,000) (RES)                                                  849,788
EUR       1,665,000 Ahold Finance USA eurobonds 6 3/8s, 2005                                              1,507,707
         $2,795,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             2,868,369
          3,570,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                               3,043,425
          5,230,000 Autonation, Inc. company guaranty 9s, 2008                                            5,517,650
          2,110,000 Gap, Inc. (The) notes 6.9s, 2007                                                      2,178,575
          2,405,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                             2,489,175
            830,000 JC Penney Co., Inc. debs. 7.95s, 2017                                                   796,800
            500,000 JC Penney Co., Inc. debs. 7.65s, 2016                                                   480,000
            300,000 JC Penney Co., Inc. debs. 7.4s, 2037                                                    306,000
          9,085,000 JC Penney Co., Inc. notes 9s, 2012                                                    9,584,675
            175,000 JC Penney Co., Inc. notes 8s, 2010                                                      181,125
          1,360,000 JC Penney Co., Inc. notes Ser. A MTN, 7.05s, 2005                                     1,380,400
            585,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          598,163
          1,984,496 Petco Animal Supplies, Inc. bank term loan FRN Ser. C, 4.322s, 2008
                    (acquired 8/7/02, cost $1,981,519) (RES)                                              1,986,977
         10,687,000 Saks, Inc. company guaranty 8 1/4s, 2008                                             10,874,023
          4,100,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                 3,997,500
                                                                                                      -------------
                                                                                                         48,640,352

Technology (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,140,000 AMI Semiconductor, Inc. 144A sr. sub. notes 10 3/4s, 2013                             4,367,700
          3,070,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       3,008,600
          1,950,000 Amkor Technologies, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                           1,735,500
          1,875,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                              1,921,875
            785,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                           828,175
          1,596,800 Iron Mountain, Inc. bank term loan FRN Ser. L, 3.594s, 2008
                    (acquired 7/30/02, cost $1,608,776) (RES)                                             1,597,940
          6,480,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     6,836,400
          1,320,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            1,372,800
          4,960,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       5,232,800
            400,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                            256,000
         15,380,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           9,843,200
          3,920,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                          3,449,600
          1,550,000 Lucent Technologies, Inc. notes 5 1/2s, 2008                                          1,170,250
          6,715,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                     6,127,438
          2,175,000 ON Semiconductor Corp. company guaranty 13s, 2008                                     2,055,375
          4,990,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                          3,542,900
          5,810,000 Seagate Technology Hdd Holdings company guaranty 8s, 2009
                    (Cayman Islands)                                                                      6,085,975
            830,952 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                    457,024
          1,290,258 Titan Corp. (The) bank term loan FRN Ser. B, 4.146s, 2009
                    (acquired various dates from 5/14/02 to 6/3/02, cost $1,297,758) (RES)                1,288,645
          2,135,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                   2,220,400
          1,180,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                      1,168,200
EUR       5,000,000 Xerox Capital Europe PLC company guaranty Ser. EMTN, 5 1/4s, 2004
                    (United Kingdom)                                                                      5,174,068
         $3,480,000 Xerox Corp. bank term loan FRN Ser. A, 5.97s, 2005
                    (acquired 1/31/03, cost $3,375,610) (RES)                                             3,345,150
            160,000 Xerox Corp. notes 5 1/2s, 2003                                                          159,200
          5,335,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               5,701,781
EUR       1,230,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               1,368,769
         $1,155,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                               1,146,338
                                                                                                      -------------
                                                                                                         81,462,103

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,890,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                      50,575
          1,275,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            1,204,875
          3,805,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                       3,614,750
          4,065,000 Russell Corp. company guaranty 9 1/4s, 2010                                           4,390,200
          1,025,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                1,030,125
          3,480,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        1,044,000
          4,630,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                         5,139,300
                                                                                                      -------------
                                                                                                         16,473,825

Transportation (1.0%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                        77,550
          5,620,679 Air2 US 144A sinking fund Ser. D, 12.266s, 2020 (In default) (NON)                      505,861
          2,850,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                           2,023,500
          1,205,000 American Airlines, Inc. pass-through certificates Ser. 01-1, 6.817s, 2011               783,250
            480,000 American Airlines, Inc. pass-through certificates Ser. 99-1, 7.024s, 2009               374,400
             18,640 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                      9,320
          5,210,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        2,084,000
          1,910,000 Continental Airlines, Inc. pass-through certificates Ser. D, 7.568s, 2006               821,300
          6,033,000 CSX Corp. notes 6 1/4s, 2008                                                          6,712,913
          2,335,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1, Class C,
                    7.779s, 2005                                                                          1,507,239
          1,687,082 Delta Air Lines, Inc. pass-through certificates Ser. C, 7.779s, 2012                  1,147,216
EUR       2,400,000 Fixed-Link Finance BV sec. notes FRN Ser. B2-X, 7.85s, 2009
                    (Netherlands)                                                                         2,378,816
         $1,007,652 Ingram Industries bank term loan FRN 3.85s, 2008
                    (acquired 6/17/02, cost $1,007,652) (RES)                                               992,537
          7,060,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                        7,783,650
          7,175,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    7,246,750
          2,765,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               2,516,150
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    49,000
          2,875,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                1,610,000
          5,000,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       2,575,000
          1,838,769 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                              1,728,443
            590,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                           365,800
            930,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                          999,750
          2,900,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013
                    (In default) (NON)                                                                    1,160,000
                                                                                                      -------------
                                                                                                         45,452,445

Utilities & Power (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                1,413,125
          1,040,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                  855,400
          6,110,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                       4,643,600
          1,700,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                             1,657,500
          1,445,000 Calpine Canada Energy Finance company guaranty 8 1/2s, 2008
                    (Canada)                                                                                830,875
          1,945,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,249,663
            115,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                     66,700
          7,125,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                  3,954,375
         10,224,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  5,725,440
          3,620,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,909,550
          1,790,000 CenterPoint Energy Resources Corp. debs. 6 1/2s, 2008                                 1,718,400
          2,850,000 CenterPoint Energy Resources Corp. 144A general ref. mtge.
                    7 7/8s, 2013                                                                          3,035,250
          3,580,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 3,150,400
          2,030,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,725,500
          2,405,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                    2,356,900
          1,275,000 Constellation Energy Group, Inc. bank term loan FRN 4.13s, 2008
                    (acquired 3/20/03, cost $1,275,000) (RES)                                             1,278,188
          2,000,000 Consumers Energy Co. 1st. mtge. 6 1/4s, 2006                                          2,025,000
          4,315,000 Consumers Energy Co. bank term loan FRN 6.018s, 2004 (acquired
                    various dates from 9/16/02 to 9/17/02, cost $4,142,400) (RES)                         4,328,484
          3,870,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                          2,457,450
          2,240,000 Edison Mission Energy sr. notes 10s, 2008                                             1,724,800
          2,420,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                          1,815,000
          8,000,000 El Paso Corp. bank term loan FRN 9 3/4s, 2005
                    (acquired 3/7/03, cost $7,860,000) (RES)                                              7,920,000
            765,000 El Paso Corp. sr. notes 7 3/8s, 2012                                                    585,225
          1,265,000 El Paso Corp. sr. notes 7s, 2011                                                        999,350
            990,000 El Paso Energy Corp. sr. notes 6 3/4s, 2009                                             796,950
          1,595,000 Gemstone Investor, Ltd. 144A company guaranty 7.71s, 2004                             1,483,039
          2,090,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                  2,184,050
          3,460,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   1,262,900
                251 Northeast Utilities notes Ser. A, 8.58s, 2006                                               282
          1,820,000 Northwest Pipeline Corp. 144A sr. notes 8 1/8s, 2010                                  1,901,900
          1,640,000 Northwestern Corp. notes 8 3/4s, 2012                                                 1,262,800
          1,910,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)             1,929,100
            120,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                            116,400
          1,220,000 Sierra Pacific Resources notes 8 3/4s, 2005                                           1,134,600
          1,500,000 Southern California Edison Co. bank term loan FRN 4 3/8s, 2005
                    (acquired 2/28/02, cost $1,497,750) (RES)                                             1,498,313
            490,000 Southern California Edison Co. notes 6 3/8s, 2006                                       480,200
          5,080,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                5,435,600
          4,520,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                 2,938,000
          5,440,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                        5,739,200
          4,140,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                        4,409,100
          3,705,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                    3,408,600
          4,815,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                          4,730,738
          4,735,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                          4,285,175
          1,225,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                      1,022,875
          6,190,913 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                    4,333,639
                                                                                                     --------------
                                                                                                        107,779,636
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,473,966,375)                            $2,320,807,190

FOREIGN GOVERNMENT BONDS AND NOTES (13.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD      12,650,000 Brazil (Federal Republic of) bonds 10 1/8s, 2027                                     $8,981,500
USD       6,475,000 Bulgaria (Republic of) bonds 2.163s, 2024                                             6,248,375
USD       1,810,000 Bulgaria (Republic of) bonds Ser. REGS, 8 1/4s, 2015                                  2,036,250
EUR       3,190,000 Bulgaria (Republic of) bonds Ser. REGS, 7 1/2s, 2013                                  3,758,713
USD      17,911,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                       20,149,875
CAD      58,040,000 Canada (Government of) bonds 6s, 2011                                                42,026,516
CAD       9,650,000 Canada (Government of) bonds 5 1/2s, 2010                                             6,798,565
CAD       8,915,000 Canada (Government of) bonds Ser. WB60, 7 1/4s, 2007                                  6,720,800
CAD       1,550,000 Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029                                  1,080,827
USD       6,345,000 Chile (Republic of) bonds 5 1/2s, 2013                                                6,367,208
USD       2,606,634 Colombia (Republic of) bank guaranty 9 3/4s, 2011                                     2,763,032
USD       9,595,000 Colombia (Republic of) bonds 11 3/4s, 2020                                           10,482,538
USD       6,270,000 Colombia (Republic of) bonds 10 3/8s, 2033                                            6,175,950
USD      11,300,000 Colombia (Republic of) notes 10 3/4s, 2013                                           11,963,875
EUR       2,195,000 Colombia (Republic of) notes Ser. E MTN, 11 1/2s, 2011                                2,470,179
USD       2,010,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                            2,090,400
EUR       6,770,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                           7,688,899
USD       1,275,000 Costa Rica (Republic of) 144A notes 8.05s, 2013                                       1,324,725
USD      17,990,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 5s
                    (10s, 8/15/03), 2030 (STP)                                                            9,426,760
EUR      22,675,000 France (Government of) bonds 5 1/2s, 2010                                            27,496,759
EUR       6,430,000 France (Government of) deb. 4s, 2009                                                  7,176,478
EUR       8,633,900 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                            10,366,253
EUR       3,790,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                             4,943,261
EUR      29,920,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                36,086,527
EUR       9,420,000 Italy (Government of) treasury bonds 4 3/4s, 2006                                    10,850,792
EUR       4,410,000 Netherlands (Government of) bonds 5s, 2012                                            5,160,130
NZD      61,260,000 New Zealand (Government of) bonds 6 1/2s, 2013                                       35,176,778
NZD      37,873,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                 22,261,522
USD       1,695,000 Peru (Republic of) notes 9 7/8s, 2015                                                 1,826,363
USD       7,655,000 Philippines (Republic of) bonds 9s, 2013                                              7,444,488
USD      13,748,000 Philippines (Republic of) notes 10 5/8s, 2025                                        13,713,630
EUR       5,920,000 Philippines (Republic of) 144A bonds 9 1/8s, 2010                                     6,264,958
USD       2,565,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            2,834,325
USD      37,540,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        32,528,410
USD      28,931,875 Russia (Federation of) 144A unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        25,069,470
USD      19,750,000 South Africa (Republic of) notes 7 3/8s, 2012                                        22,120,000
EUR       3,000,000 Spain (Kingdom of) bonds 5 3/4s, 2032                                                 3,727,947
SEK     429,300,000 Sweden (Government of) bonds 5 1/2s, 2012                                            53,936,614
USD       7,870,000 Turkey (Republic of) sr. unsub. 11 7/8s, 2030                                         7,004,300
USD       3,072,547 Ukraine (Government of) sr. notes Ser. REGS, 11s, 2007                                3,352,149
GBP      13,975,000 United Kingdom treasury bonds 10s, 2003                                              22,718,418
GBP       4,530,000 United Kingdom treasury bonds 8 3/4s, 2017                                           10,382,171
GBP       7,230,000 United Kingdom treasury bonds 5s, 2012                                               12,027,694
GBP      18,445,000 United Kingdom treasury bonds 5s, 2004                                               29,722,673
USD       9,295,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      9,992,125
USD      11,905,000 United Mexican States notes 8 1/8s, 2019                                             12,803,828
USD       6,880,000 United Mexican States notes 7 1/2s, 2012                                              7,509,520
USD       7,035,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            4,583,303
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $557,705,125)                       $607,635,873
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (4.3%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
         $1,615,731 6 1/2s, TBA, April 1, 2033                                                           $1,684,904
            284,000 4 1/2s, TBA, May 1, 2018                                                                286,396
            457,000 4 1/2s, TBA, April 1, 2018                                                              462,713
                    Federal National Mortgage Association Pass-Through Certificates
              8,163 8s, April 1, 2027                                                                         8,871
        184,898,328 7s, with due dates from July 1, 2022 to October 1, 2032                             195,039,045
              4,376 7s, January 1, 2006                                                                       4,579
            281,959 6 1/2s, with due dates from February 1, 2013 to October 1, 2016                         298,612
            257,486 Government National Mortgage Association Pass-Through Certificates
                    7s, December 15, 2022                                                                   275,426
                                                                                                      -------------
                                                                                                        198,060,546

U.S. Treasury Obligations (5.8%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         37,950,000 7 1/2s, November 15, 2016                                                            49,843,454
         79,461,000 6 1/4s, May 15, 2030 (SEG)                                                           94,825,500
         77,090,000 6 1/4s, August 15, 2023                                                              90,610,892
             49,000 U.S. Treasury Notes 4 3/8s, May 15, 2007                                                 52,616
         98,235,000 U.S. Treasury Strip zero %, November 15, 2024                                        31,235,783
                                                                                                      -------------
                                                                                                        266,568,245
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $443,459,595)                   $464,628,791

COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,711,793 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                      $1,700,779
          2,250,314 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                  2,249,929
        146,272,406 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Interest Only (IO), 0.754s, 2017                                                      4,359,603
        162,458,101 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 0.912s, 2020                 9,544,413
                    Criimi Mae Commercial Mortgage Trust
         10,000,000 Ser. 98-C1, Class C, 7s, 2012                                                        10,159,342
          3,310,500 Ser. 98-C1, Class A2, 7s, 2011                                                        3,601,203
         14,703,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
                    7s, 2011                                                                             15,441,393
        285,546,144 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X, IO,
                    0.801s, 2023                                                                         10,239,587
        125,898,680 DLJ Commercial Mortgage Corp. 144A Ser. 00-CKP1, Class S, IO,
                    1.328s, 2010                                                                          7,528,741
                    Euro Loan Conduit 144A FRN
GBP       1,785,000 Ser. 7A, Class D, 5.73s, 2006 (United Kingdom)                                        2,838,863
GBP       1,917,222 Ser. 7A, Class E, 5.73s, 2006 (United Kingdom)                                        3,045,513
                    Fannie Mae
         $2,308,137 Ser. 98-51, Class SG, 27.28s, 2022                                                      974,372
         17,597,372 Ser. 02-36, Class SJ, 16.744s, 2029                                                  19,746,069
            394,122 Ser. 98-1, Class SA, IO, 13.2s, 2024                                                     16,258
          8,441,220 Ser. 96-40, Class SD, IO, 12s, 2022                                                     954,913
          1,479,291 Ser. 93-80, Class S, FRN, 9.274s, 2023                                                1,542,418
         46,741,490 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                  51,400,285
          7,674,605 Ser. 02-14, Class A2, 7 1/2s, 2042                                                    8,439,544
          5,909,235 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   6,498,218
         22,587,861 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                   24,839,228
          3,396,965 Ser. 01-T3, Class A1, 7 1/2s, 2040                                                    3,735,546
          9,901,944 Ser. 01-T1, Class A1, 7 1/2s, 2040                                                   10,888,885
          3,982,763 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                    4,379,732
          2,133,713 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    2,346,383
         22,935,489 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   25,221,504
         39,058,000 Ser. 03-26, IO, 7s, 2026                                                              5,895,317
         11,752,370 Ser. 02-21, Class PS, Principal Only (PO), 6.895s, 2025                                 349,045
         53,805,120 Ser. 02-9, Class MS, IO, 6.795s, 2032                                                 4,304,410
         38,127,824 Ser. 02-36, Class QH, IO, 6.745s, 2029                                                2,472,074
         12,088,868 Ser. 02-29, Class SL, IO, 6.745s, 2029                                                  487,332
         23,539,207 Ser. 02-63, Class SN, IO, 6.695s, 2032                                                2,199,268
         22,423,039 Ser. 02-52, Class SL, IO, 6.695s, 2032                                                2,074,131
          8,721,940 Ser. 93-251, Class Z, 6 1/2s, 2023                                                    8,732,842
          5,416,523 Ser. 01-58, Class HI, IO, 6 1/2s, 2026                                                   88,019
         25,918,977 Ser. 03-7, Class SM, IO, 6.445s, 2023                                                 1,931,774
         12,267,900 Ser. 03-22, IO, 6s, 2033                                                              2,242,732
         17,375,466 Ser. 03-26, Class IG, IO, 6s, 2033                                                    2,625,324
         17,649,888 Ser. 322, Class 2, IO, 6s, 2032                                                       2,746,764
         23,694,844 Ser. 318, Class 2, IO, 6s, 2032                                                       3,376,515
          7,926,391 Ser. 01-74, Class MI, IO, 6s, 2015                                                      669,141
          3,844,830 Ser. 02-27, Class IA, IO, 6s, 2013                                                       64,281
             16,778 Ser. 92-15, Class L, IO, 4.34s, 2022                                                    258,825
         79,555,724 Ser. 00-T6, IO, 0.743s, 2030                                                          1,727,851
         13,479,886 Ser. 03-26, Class JO, PO, zero %, 2033                                               12,911,203
          2,197,239 Ser. 03-18, PO, zero %, 2032                                                          2,129,262
            476,793 Ser. 03-18, Class CD, PO, zero %, 2032                                                  466,065
          2,484,184 Ser. 99-51, Class N, PO, zero %, 2029                                                 2,217,135
            670,066 Ser. 97-92, PO, zero %, 2025                                                            666,297
          1,964,108 Ser. 96-5, Class PB, PO, zero %, 2024                                                 1,883,697
              6,002 Ser. 93-159, Class D, PO, zero %, 2023                                                    5,987
          3,769,683 Ser. 93-146, Class H, PO, zero %, 2023                                                3,689,576
         97,645,525 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 0.695s, 2020                       7,680,980
                    Freddie Mac
          9,420,446 Ser. 2412, Class GS, FRN, 17.6s, 2032                                                11,351,637
            246,206 Ser. 2028, Class SG, IO, 13.8s, 2023                                                      9,233
          1,262,125 Ser. 2032, Class SK, IO, 13.2s, 2024                                                     12,621
         12,468,099 Ser. 2490, Class AS, IO, 6.92s, 2028                                                    218,192
          5,944,035 Ser. 2478, Class SY, IO, 6.87s, 2021                                                    365,915
         17,602,340 Ser. 2448, Class SE, IO, 6.82s, 2029                                                    682,091
         19,026,200 Ser. 2448, Class SM, IO, 6.72s, 2032                                                  3,377,151
          1,165,424 Ser. 2444, Class SL, IO, 6.62s, 2032                                                      2,564
                    Freddie Mac
          5,406,144 Ser. 1717, Class L, 6 1/2s, 2024                                                      5,455,291
             44,421 Ser. 212, IO, 6s, 2031                                                                    5,414
         85,818,870 Ser. 216, IO, 6s, 2032                                                               12,121,915
          6,863,382 Ser. 2507, Class TI, IO, 6s, 2026                                                     1,070,688
          7,993,176 Ser. 2382, Class IM, IO, 6s, 2021                                                        97,417
         10,684,436 Ser. 2515, Class IG, IO, 5 1/2s, 2032                                                 3,672,310
          1,281,254 Ser. 2579, Class DI, IO, 5 1/2s, 2023                                                   236,103
          2,057,400 Ser. 2553, Class IJ, IO, 5 1/2s, 2020                                                   203,490
          5,780,298 Ser. 2553, PO, zero %, 2032                                                           5,758,273
            423,441 Ser. 2510, Class TO, PO, zero %, 2032                                                   421,874
          4,133,342 Ser. 215, Class PO, PO, zero %, 2031                                                  3,840,135
          8,476,464 Ser. 2235, PO, zero %, 2030                                                           7,702,987
          2,499,544 Ser. 2191, Class MO, PO, zero %, 2027                                                 2,401,514
                 20 Ser. 2078, Class KC, PO, zero %, 2023                                                        19
          1,793,543 Ser. 1208, Class F, PO, zero %, 2022                                                  1,614,144
          5,309,832 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                5,358,217
                    Government National Mortgage Association
          1,560,260 Ser. 97-13, Class PI, IO, 8s, 2027                                                      248,793
         19,529,330 Ser. 96-16, Class S, IO, 7.188s, 2010                                                 2,190,956
         10,216,347 Ser. 02-36, Class SD, IO, 6.866s, 2029                                                  332,031
         20,047,082 Ser. 02-51, Class SA, IO, 6.816s, 2032                                                  980,752
          7,317,653 Ser. 02-40, Class IB, IO, 6 1/2s, 2028                                                  233,250
          5,710,769 Ser. 02-19, Class IA, IO, 6 1/2s, 2026                                                  130,277
         24,471,391 Ser. 01-43, Class SJ, IO, 6.316s, 2029                                                1,399,458
         21,825,320 Ser. 01-43, Class SD, IO, 6.276s, 2028                                                  576,220
         43,022,969 Ser. 02-47, Class SM, IO, 4.686s, 2032                                                2,366,263
         38,935,195 Ser. 02-63, Class ST, IO, 4.35s, 2024                                                 1,241,254
            417,475 Ser. 99-31, Class MP, PO, zero %, 2029                                                  391,120
          2,561,215 Ser. 98-2, Class EA, PO, zero %, 2028                                                 2,337,385
          5,890,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 2.769s, 2041
                    (United Kingdom)                                                                      5,853,648
            672,790 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2, IO, 6 1/2s, 2028                26,912
         25,500,000 Holmes Financing PLC FRB Ser. 1, Class 2C, 2.53s, 2040                               25,335,551
         62,528,683 Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, IO, 1.973s, 2028                   4,167,990
         38,831,442 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 0.903s, 2012                 1,729,230
             78,324 Prudential Home Mortgage Securities Ser. 93-57, Class A4, 5.9s, 2023                     78,637
          3,083,672 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   3,252,792
          1,457,643 Sasco Arc Net Interest Margin Notes Ser. 02-BC10, Class A,
                    7 3/4s, 2033                                                                          1,444,393
          1,969,123 Sasco Net Interest Margin Trust 144A Ser. 03-BC1, Class B,
                    zero %, 2033                                                                          1,410,077
          1,208,123 Structured Asset Security Corp. Ser. 98-RF3, Class A, IO, 6.1s, 2028                    204,873
         21,443,000 Washington Mutual Ser. 03-S1, Class A11, IO, 5 1/2s, 2033                             3,377,273
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $439,922,713)                      $430,876,898

ASSET-BACKED SECURITIES (5.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
       $134,110,578 Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                 $8,134,463
         13,643,000 Ser. 02-BC1, Class M2, FRN, 2.045s, 2032                                             13,194,806
          5,870,000 AQ Finance NIM Trust Ser. 03-N1, Class Note, 9.37s, 2033                              5,869,863
         10,597,817 AQ Finance NIM Trust 144A Ser. 03-N2, Class Note, 9.3s, 2033                         10,597,817
          3,926,451 Arc Net Interest Margin Trust 144A Ser. 02-8A, Class A1, 7 3/4s, 2032                 3,894,098
                    Asset Backed Funding Certificates FRB
            892,000 Ser. 03-WF1, Class M4, 7.488s, 2032                                                     814,931
          3,021,000 Ser. 03-WF1, Class M3, 4.36s, 2032                                                    3,021,000
          1,418,179 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                         1,411,088
          5,569,000 Asset Backed Securities Corp. FRB Ser. 03-HE2, Class M4, 1.338s, 2033                 5,569,000
          1,752,800 Asset Backed Securities Corp. Home Equity Loan Trust, FRB
                    Ser. 02-HE3, Class M4, 4.28s, 2032                                                    1,489,721
         11,676,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.24s, 2009                        11,602,113
                    Bayview Financial Acquisition Trust
          6,550,000 Ser. 02-CA, Class A, IO, 10 1/2s, 2004                                                  484,086
          5,455,586 Ser. 01-DA, Class M3, FRN, 2.705s, 2031                                               5,385,900
          7,703,984 CDC Mortgage Capital Trust Ser. 02-HE1, Class M, FRN, 2.555s, 2033                    7,430,563
                    Chase Funding Net Interest Margin
            954,626 Ser. 02-1, Class Note, 8 1/2s, 2035                                                     947,944
          2,512,774 Ser. 02-2, 8 1/2s, 2035                                                               2,494,179
            520,274 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                    516,684
                    Chase Funding Net Interest Margin 144A
          1,576,516 Ser. 02-3, Class Note, 8 1/2s, 2035                                                   1,564,062
          2,641,298 Ser. 02-4A, Class Note, 8 1/2s, 2035                                                  2,619,904
          1,988,595 Ser. 03-1A, Class Note, 8 3/4s, 2004                                                  1,988,396
                    Conseco Finance Securitizations Corp.
          1,679,000 Ser. 00-2, Class A4, 8.48s, 2030                                                      1,783,077
         18,245,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     16,392,471
          5,585,000 Ser. 00-6, Class M2, 8.2s, 2032                                                       2,792,500
            155,000 Ser. 01-04, Class A4, 7.36s, 2019                                                       142,768
             89,000 Ser. 01-3, Class A3, 5.79s, 2024                                                         87,554
            229,000 Ser. 01-3, Class A4, 6.91s, 2033                                                        204,767
          6,182,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       2,163,700
         20,350,412 Ser. 02-1, Class A, 6.681s, 2032                                                     19,926,921
          4,668,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A, FRB,
                    3.29s, 2007                                                                           4,577,558
          5,436,332 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      3,587,979
                    Green Tree Financial Corp.
          2,075,000 Ser. 95-F, Class B2, 7.1s, 2021                                                       1,949,203
            221,000 Ser. 99-5, Class A5, 7.86s, 2031                                                        198,585
                    Greenpoint Manufactured Housing
         13,405,548 Ser. 00-3, Class IA, 8.45s, 2031                                                     13,422,305
            150,000 Ser. 99-5, Class A4, 7.59s, 2028                                                        151,922
                    GSAMP Trust
          1,903,950 Ser. 02-HE2N, Class NOTE, 8 1/4s, 2032                                                1,895,620
          1,489,000 FRB Ser. 03-FM1, Class B3, 5.805s, 2033                                               1,390,354
          1,481,475 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                 1,444,438
          6,979,000 Home Equity Asset Trust 144A Ser. 02-5N, Class A, 8s, 2033                            6,856,868
          7,500,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                     6,810,352
          6,257,565 Madison Avenue Manufactured Housing Contract Ser. 02-A, Class B1,
                    FRN, 4.586s, 2032                                                                     4,380,296
          1,431,000 Master Asset Backed Securities Trust FRB Ser. 03-OPT1, Class MV5,
                    4.805s, 2032                                                                          1,216,350
          4,772,000 Merrill Lynch Mortgage Investors, Inc. FRB Ser. 03-WMC1, Class B2,
                    4.305s, 2033                                                                          4,056,200
          3,360,667 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                         3,059,888
          2,428,000 Morgan Stanley Capital I FRB Ser. 02-NC6, Class B2, 5.055s, 2032                      2,362,152
                    Morgan Stanley Dean Witter Capital I
          9,609,000 Ser. 01-NC4, Class B1, FRN, 3.805s, 2032                                              8,643,939
          4,385,000 Ser. 01-NC3, Class B1, FRN, 3.755s, 2031                                              3,954,587
          3,900,000 Ser. 02-AM2, Class B1, FRN, 3.555s, 2032                                              3,446,094
          5,037,000 Ser. 02-NC3, Class M2, FRN, 2.605s, 2032                                              4,793,209
                    Morgan Stanley Dean Witter Capital I 144A
            515,771 Ser. 01-AM1N, Class Note, 12 3/4s, 2032                                                 515,771
          2,165,728 Ser. 01-NC4N, Class Note, 8 1/2s, 2032                                                2,175,548
          1,302,675 NovaStar Caps Trust Ser. 02-C1, Class A, 7.15s, 2031                                  1,302,675
                    Option One Mortgage Securities Corp.
          3,214,517 Ser. 02-2A, Class CFTS, 8.83s, 2032                                                   3,206,480
          2,420,000 Ser. 03-2B, 7.63s, 2033                                                               2,420,000
          2,294,335 Option One Mortgage Securities Corp. 144A Ser. 02-1, Class CTFS,
                    6 3/4s, 2032                                                                          2,284,644
          8,972,409 Pass-Through Amortizing Credit Card Trust Ser. 02-1A, Class A4FL,
                    6.78s, 2012                                                                           8,938,763
         35,127,000 Residential Asset Mortgage Products, Inc. Ser. 03-RZ1, Class A, IO,
                    0.347s, 2005                                                                          2,870,535
                    Structured Asset Investment Loan Trust
          6,610,000 Ser. 03-BC1, Class M3, 4.305s, 2033                                                   6,482,694
          8,237,708 Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                   8,197,672
         78,135,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                    6,376,514
            965,000 Ser. 03-BC2, Class B, 7s, 2033                                                          914,036
            629,000 Structured Asset Securities Corp. FRB Ser. 02-BC10, Class M3,
                    4.555s, 2033                                                                            622,907
          2,403,000 TIAA Commercial Real Estate Securitization Ser. 02-1A, Class IV,
                    6.84s, 2037                                                                           2,002,843
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $278,482,989)                                  $259,033,357

BRADY BONDS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $26,170,000 Argentina (Republic of) govt. guaranty Ser. L-GP, 6s, 2023 (In default) (NON)       $11,580,225
          8,374,819 Brazil (Federal Republic of) bonds 8s, 2014                                           6,637,044
          4,900,000 Brazil (Federal Republic of) govt. guaranty Ser. 30YR, 3.063s, 2024                   3,307,500
          7,760,000 Brazil (Federal Republic of) govt. guaranty FRB Ser. RG, 2 5/8s, 2012                 5,141,000
         18,000,000 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                          15,255,000
          4,755,000 Peru (Republic of) coll. FLIRB 4 1/2s, 2017 (acquired various dates
                    from 5/14/02 to 8/23/02, cost $3,160,238) (RES)                                       3,786,407
         23,165,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017                               18,446,290
          7,400,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                      7,391,120
         29,642,857 Venezuela (Republic of) debs. FRB Ser. DL, 2.313s, 2007                              20,601,786
                                                                                                      -------------
                    Total Brady Bonds (cost $92,431,794)                                                $92,146,372

PREFERRED STOCKS (1.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            119,436 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                        $6,688,416
             14,690 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               396,630
            131,086 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                         13,600,173
             14,475 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                         289,505
              4,159 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           22,875
            223,100 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                2,231
             18,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                                                 180
             68,400 Doane Pet Care Co. $7.125 pfd.                                                        2,736,000
              4,954 Dobson Communications Corp. 13.00% pfd. (PIK)                                         3,963,200
              2,752 Dobson Communications Corp. 12.25% pfd. (PIK)                                         2,201,864
              2,460 First Republic Capital Corp. 144A 10.50% pfd.                                         2,583,000
            172,935 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                 1,729
              2,252 Granite Broadcasting Corp. 12.75% cum. pfd.                                           1,452,540
                309 Leiner Health Products Ser. C, zero % pfd.                                                    1
            104,366 Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                           2,087,320
                725 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                                            58
              7,400 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                7,844,000
              7,750 North Atlantic Trading Co. 12.00% pfd. (PIK)                                            131,750
                193 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                   627
              1,493 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   11,645,400
                  1 Pegasus Satellite Ser. B, 12.75% cum. pfd. (PIK)                                            450
              6,891 Rural Cellular Corp. 12.25% pfd. (PIK)                                                2,273,868
                                                                                                      -------------
                    Total Preferred Stocks (cost $72,357,717)                                           $57,921,817

COMMON STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (--%)
-------------------------------------------------------------------------------------------------------------------
            187,835 Pioneer Cos., Inc. (NON)                                                               $845,258
             29,448 Polymer Group, Inc. Class A (NON)                                                       254,431
              1,756 Sterling Chemicals, Inc. (NON)                                                           43,900
                                                                                                      -------------
                                                                                                          1,143,589

Communications Services (--%)
-------------------------------------------------------------------------------------------------------------------
              2,174 Arch Wireless, Inc. (NON)                                                                 5,565
            187,809 Arch Wireless, Inc. (NON)                                                                    19
             89,153 Covad Communications Group, Inc. (NON)                                                   50,817
              8,769 Equinix, Inc. (NON)                                                                      25,869
             10,805 FLAG Telecom Group, Ltd. (Bermuda) (NON)                                                293,086
                  1 Focal Communications Corp. (NON)                                                              1
            112,844 Globix Corp. (NON)                                                                      282,110
                842 Metrocall Holdings, Inc. (NON)                                                              884
              8,920 Vast Solutions, Inc. Class B1 (NON)                                                       4,460
              8,920 Vast Solutions, Inc. Class B2 (NON)                                                       4,460
              8,920 Vast Solutions, Inc. Class B3 (NON)                                                       4,460
             25,677 WilTel Communications, Inc. (NON)                                                       323,530
                                                                                                      -------------
                                                                                                            995,261

Consumer (0.3%)
-------------------------------------------------------------------------------------------------------------------
            650,000 Loewen Group International, Inc. (NON)                                                       65
            825,667 Regal Entertainment Group 144A                                                       13,338,650
                                                                                                      -------------
                                                                                                         13,338,715

Consumer Cyclicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            217,887 Fitzgeralds Gaming Corp. (NON)                                                            2,179
            123,654 Lodgian, Inc. (NON)                                                                     618,270
          4,355,000 Morrison Knudsen Corp. (NON)                                                            239,525
            148,779 Safety Components International, Inc. (NON)                                             855,479
              9,444 Washington Group International, Inc. (NON)                                              165,648
                                                                                                      -------------
                                                                                                          1,881,101

Consumer Staples (0.4%)
-------------------------------------------------------------------------------------------------------------------
             11,322 Archibald Candy Corp. (NON)                                                              32,268
             74,650 Aurora Foods, Inc. (NON)                                                                 28,367
              1,942 Premium Holdings (LP) 144A (NON)                                                         40,784
              9,800 PSF Group Holdings, Inc. 144A Class A (AFF) (NON)                                    17,149,440
                                                                                                      -------------
                                                                                                         17,250,859

Financial (--%)
-------------------------------------------------------------------------------------------------------------------
          5,178,000 AMRESCO Creditor Trust (NON) (R)                                                        383,172
         17,648,338 Contifinancial Corp. Liquidating Trust Units                                            308,846
              3,895 Delta Funding Residual Exchange Co., LLC                                                757,578
              3,895 Delta Funding Residual Management, Inc. (NON)                                                39
                                                                                                      -------------
                                                                                                          1,449,635

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
             12,487 Alderwoods Group, Inc. (NON)                                                             43,692
             11,150 Mariner Health Care, Inc. (NON)                                                          83,625
              8,712 Mediq, Inc. (NON)                                                                           871
              5,892 Sun Healthcare Group, Inc. (NON)                                                            943
                                                                                                      -------------
                                                                                                            129,131

Industrial (--%)
-------------------------------------------------------------------------------------------------------------------
             10,212 York Research Corp. 144A (NON)                                                              638

Media (--%)
-------------------------------------------------------------------------------------------------------------------
                896 Quorum Broadcast Holdings, Inc. Class E (acquired 5/15/01,
                    cost $893,697) (RES) (NON)                                                              176,516

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
              2,699 Comdisco Holding Co., Inc. (NON)                                                        363,420

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             49,916 Jasper Energy 144A (NON)                                                                  3,120
                                                                                                      -------------
                    Total Common Stocks (cost $111,455,746)                                             $36,731,985

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $4,245,000 American Tower Corp. cv. notes 5s, 2010                                              $3,348,244
            820,000 Amkor Technology, Inc. cv. notes 5 3/4s, 2006                                           616,025
         12,820,000 Cybernet Internet Services International, Inc. 144A cv. sr. disc. notes stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark)
                    (In default) (NON) (STP)                                                                 12,820
          3,170,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                  3,205,663
            110,000 Healthsouth Corp. cv. sub. debs. 3 1/4s, 2004 (In default) (NON)                         13,750
          5,000,000 Hexcel Corp. cv. notes 7s, 2011                                                       3,375,000
NLG       1,700,000 Koninklijke Ahold NV cv. sub. notes 3s, 2003 (Netherlands)                              748,122
         $7,191,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                6,175,271
          5,360,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                   4,944,600
            540,000 Rogers Communications cv. debs. 2s, 2005 (Canada)                                       429,300
          3,095,000 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010                                  3,381,288
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $34,302,745)                                $26,250,083

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              6,400 American Tower Escrow Corp. units zero %, 2008                                       $4,224,000
              3,310 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                    331
              1,825 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                         1,961,875
              4,170 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 1,251,000
             25,198 XCL, Ltd. 144A 9.50% units cum. cv. pfd. (In default) (NON) (PIK)                        12,599
                                                                                                      -------------
                    Total Units (cost $14,973,429)                                                       $7,449,805

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                304 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                      $33,440
              6,140 Interact Electronic Marketing, Inc. 14.00% cum. cv. pfd. (In default) (NON)                  61
             11,115 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                5,558
             29,300 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                         3,663
                371 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 1,855,000
             39,428 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                            39,428
             55,550 Titan Capital Trust $2.875 cum. cv. pfd.                                              2,485,863
              3,420 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                 855
              4,916 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       2,458
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $8,079,861)                                 $4,426,326

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
              3,750 Birch Telecommunications, Inc. 144A                                   6/15/08                $4
             12,400 Comunicacion Celular SA 144A (Colombia)                               11/15/03           12,400
              5,080 Dayton Superior Corp. 144A                                            6/15/09             1,270
                  2 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 2
             36,951 Diva Systems Corp. 144A                                               3/1/08                370
              7,975 Diva Systems Corp. 144A                                               5/15/06                80
                 17 Doe Run Resources Corp. 144A                                          12/31/12                1
              5,370 Horizon PCS, Inc.                                                     10/1/10                 5
              6,140 Interact Systems, Inc.                                                8/1/03                  6
              6,140 Interact Systems, Inc. 144A                                           12/15/09               61
              4,640 iPCS, Inc. 144A                                                       7/15/10             1,160
              2,088 IWO Holdings, Inc.                                                    1/15/11               522
              2,878 Leap Wireless International, Inc. 144A                                4/15/10                29
              1,550 Metronet Communications 144A                                          8/15/07                16
              2,220 Mikohn Gaming Corp. 144A                                              8/15/08             1,110
              1,970 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 2
              8,645 Orion Network Systems                                                 1/15/07                86
              7,680 Paxson Communications Corp. 144A                                      6/30/03                 8
              2,100 Pliant Corp. 144A                                                     6/1/10              1,050
              5,083 Solutia, Inc. 144A                                                    7/15/09             6,354
             14,733 Sun Healthcare Group, Inc.                                            2/28/05                 1
              1,500 Travel Centers of America, Inc. 144A                                  5/1/09             15,000
              8,470 Ubiquitel, Inc. 144A                                                  4/15/10                 1
          7,400,000 United Mexican States Ser. B (Rights) (Mexico)                        6/30/04            74,000
          7,400,000 United Mexican States Ser. C (Rights) (Mexico)                        6/30/05            29,600
          7,400,000 United Mexican States Ser. D (Rights) (Mexico)                        6/30/06             7,400
          7,400,000 United Mexican States Ser. E (Rights) (Mexico)                        6/30/07             3,700
              5,050 Verado Holdings, Inc. 144A                                            4/15/08                51
                110 Versatel Telecom NV (Netherlands)                                     5/15/08                 1
              5,829 Washington Group International, Inc. Ser. A                           1/25/06             4,372
              6,662 Washington Group International, Inc. Ser. B                           1/25/06             3,331
              3,601 Washington Group International, Inc. Ser. C                           1/25/06             1,801
              2,900 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
                                                                                                      -------------
                    Total Warrants (cost $4,262,390)                                                       $163,795

SHORT-TERM INVESTMENTS (4.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $188,825,112 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 1.43% and due dates ranging
                    from April 1, 2003 to May 23, 2003 (d)                                             $188,825,112
            398,192 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.44% and due dates ranging from
                    April 1, 2003 to May 20, 2003 (d)                                                       348,077
          2,500,000 U.S. Treasury Bills zero %, May 8, 2003 (SEG)                                         2,497,058
                                                                                                      -------------
                    Total Short-Term Investments (cost $191,670,247)                                   $191,670,247
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,723,070,726)                                          $4,499,742,539
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,602,078,542.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2003 was $151,061,333 or 3.3% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated companies (Note 5).

(SEG) Either all of or a portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at March 31, 2003, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2003:
      (as a percentage of Market Value)

               Brazil                   0.5%
               Bulgaria                 0.7
               Canada                   3.6
               Colombia                 1.0
               France                   1.1
               Germany                  1.3
               Luxembourg               0.7
               Malaysia                 0.7
               Mexico                   0.8
               Netherlands              0.3
               New Zealand              1.3
               Peru                     0.9
               Philippines              0.6
               Russia                   1.7
               South Africa             0.5
               Sweden                   1.3
               United Kingdom           3.0
               United States           77.7
               Venezuela                0.6
               Other                    1.7
                                      -----
               Total                  100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2003 (Unaudited)
(aggregate face value $390,814,218)
                                                                  Unrealized
                         Market     Aggregate Face   Delivery    Appreciation/
                         Value          Value         Date      (Depreciation)
------------------------------------------------------------------------------
Australian Dollars  $117,587,807    $116,905,624     6/18/03        $682,183
British Pounds        50,782,797      50,981,465     6/18/03        (198,668)
Canadian Dollars      70,778,538      70,083,962     6/18/03         694,576
Danish Krone           5,095,438       5,070,887     6/18/03          24,551
Euro                  54,665,538      54,111,370     6/18/03         554,168
Japanese Yen          74,666,678      75,149,929     6/18/03        (483,251)
Korean Won            15,640,589      16,189,772     6/18/03        (549,183)
Swiss Francs           2,320,856       2,321,209     6/18/03            (353)
------------------------------------------------------------------------------
                                                                    $724,023
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2003 (Unaudited)
(aggregate face value $308,286,102)                               Unrealized
                         Market     Aggregate Face   Delivery    Appreciation/
                         Value          Value         Date      (Depreciation)
------------------------------------------------------------------------------
Australian Dollars   $17,517,282     $17,534,279     6/18/03         $16,997
British Pounds        40,808,799      40,776,720     6/18/03         (32,079)
Canadian Dollars      17,334,704      17,244,647     6/18/03         (90,057)
Euro                  98,678,558      97,164,815     6/18/03      (1,513,743)
Japanese Yen          25,695,956      25,677,563     6/18/03         (18,393)
New Zealand
Dollars               56,911,214      57,650,197     6/18/03         738,983
Swedish Krona         51,896,185      52,237,881     6/18/03         341,696
------------------------------------------------------------------------------
                                                                   $(556,596)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003 (Unaudited)
                                                                   Unrealized
                         Market     Aggregate Face  Expiration    Appreciation/
                         Value          Value          Date      (Depreciation)
------------------------------------------------------------------------------
Euro 90 day
(Short)              $41,022,750     $40,199,320      Jun-03       $(823,430)
Euro 90 day
(Short)               27,172,750      26,594,533      Sep-03        (578,217)
Euro 90 day
(Short)               27,121,875      26,455,908      Dec-03        (665,967)
Euro 90 day
(Short)               27,046,250      26,361,033      Mar-04        (685,217)
Euro 90 day
(Short)               26,951,375      26,293,658      Jun-04        (657,717)
Euro 90 day
(Short)               12,203,750      11,924,788      Sep-04        (278,962)
Euro 90 day (Long)    17,021,375      16,581,298      Dec-04         440,077
Euro 90 day (Long)    16,968,000      16,564,923      Mar-05         403,077
Euro 90 day (Long)    16,919,875      16,544,798      Jun-05         375,077
Euro 90 day (Long)    12,054,375      11,806,463      Sep-05         247,912
Euro 90 day (Long)    12,024,375      11,789,588      Dec-05         234,787
Euro 90 day (Long)    11,997,500      11,783,338      Mar-06         214,162
Euro 90 day (Long)    11,971,875      11,772,088      Jun-06         199,787
Euro 90 day (Long)     8,892,900       8,591,103      Sep-03         301,797
Euro-Bobl 5 yr
(Long)                83,842,940      84,476,727      Jun-03        (633,787)
Euro Bund 10 yr
(Long)               249,613,544     250,360,149      Jun-03        (746,605)
Interest Rate Swap
10 yr (Long)           9,731,437       9,768,972      Jun-03         (37,535)
Japanese
Government 10
yr-SIMEX (Long)       41,025,978      40,860,940      Jun-03         165,038
Japanese
Government 10
yr-TSE (Long)         41,025,978      40,874,117      Jun-03         151,861
U.S. Treasury Bond
20 yr (Long)         171,605,500     170,977,264      Jun-03         628,236
U.S. Treasury Note
5 yr (Short)         251,175,500     251,065,719      Jun-03        (109,781)
U.S. Treasury Note
10 yr (Long)          71,796,875      71,791,075      Jun-03           5,800
U.S. Treasury Note
10 yr (Short)        204,018,000     202,801,280      Jun-03      (1,216,720)
------------------------------------------------------------------------------
                                                                 $(3,066,327)
------------------------------------------------------------------------------
TBA Sale Commitments Outstanding at March 31, 2003 (Unaudited)
(proceeds receivable $34,721,425)
                                       Principal     Settlement      Market
Agency                                   Amount        Date          Value
------------------------------------------------------------------------------
FNMA 7s, April 1,
2033                                    $284,000     4/14/03        $287,550
FNMA 4 1/2s, April
1, 2018                               32,723,000     4/21/03      34,481,861
------------------------------------------------------------------------------
                                                                 $34,769,411
------------------------------------------------------------------------------
Swap Contracts Outstanding at March 31, 2003 (Unaudited)
                                                                  Unrealized
                         Notional         Termination            Appreciation/
                          Amount             Date               (Depreciation)
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated
January 23, 2001
to receive the
notional amount
multiplied by a
10-year receiver
swaption and to
pay quarterly the
notional amount
multiplied by the
three month
USD-LIBOR                 $235,000          1/24/04               $519,065

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 19,
2002 to receive
semi-annually the
notional amount
multiplied by
5.114% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA
adjusted by a
specified spread        35,000,000          7/23/12              2,677,500

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
October 27, 2000
to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR               33,300,000         10/31/05              3,896,976

Agreement with
Merrill Lynch
Capital Services,
Inc. dated July
30, 2002 to
receive
semi-annually the
notional amount
multiplied by the
three month
LIBOR-BBA and pay
the notional
amount multiplied
by 5.204%               42,339,343          8/1/12              (3,572,123)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated July
30, 2002 to pay
quarterly the
notional amount
multiplied by the
three month
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.845%                  43,565,000          8/1/22               4,784,274

Agreement with
Merrill Lynch
Capital Services,
Inc. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month LIBOR-BBA
and pay
semi-annually the
notional amount
multiplied by
5.601%                  21,693,259          8/12/22              1,701,240

Agreement with
Merrill Lynch
Capital Services,
Inc. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month LIBOR-BBA
and pay
semi-annually the
notional amount
multiplied by
4.94%                   21,082,941          8/13/12             (1,333,003)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
September 27,
2002 to receive
semi-annually the
notional amount
multiplied by the
six month
JPY-LIBOR-BBA and
pay monthly the
notional amount
multiplied by
0.399%            JPY   16,727,000          10/01/07             4,091,722

Agreement with
Credit Suisse
First Boston
International
dated March 28,
2002 to receive
(pay) quarterly
the notional
amount multiplied
by the return of
the Lehman
Brothers U.S.
Corporate High
Yield Index and
pay quarterly the
notional amount
multiplied by the
three month
USD-LIBOR
adjusted by a
specified spread       $14,999,758           4/2/03                876,072

Agreement with
Deutsche Bank AG
dated July 31,
2002 to receive
semi-annually the
notional amount
multiplied by the
three month
LIBOR-BBA and pay
quarterly the
notional amount
multiplied by
5.86%                   24,344,349           8/2/32             (2,738,739)

Agreement with
Deutsche Bank AG
dated July 31,
2002 to pay
quarterly the
notional amount
multiplied by the
three month
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.7756%                 21,693,259           8/2/22              2,160,649

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
30, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month
USD-LIBOR-BBA and
pay semi-annually
the notional
amount multiplied
by 5.919%               48,888,992           8/1/32             (6,023,124)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
30, 2002 to pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.845%                  43,565,000           8/1/22              4,700,664

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
31, 2002 to pay
monthly the
notional amount
multiplied by the
one month
USD-LIBOR-BBA and
receive (pay)
monthly the
notional amount
multiplied by the
Lehman Brothers
High Yield Index         4,669,020           2/1/04                125,427

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month
USD-LIBOR-BBA and
pay semi-annually
the notional
amount multiplied
by 5.689%               24,344,349          8/12/32             (2,132,565)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated August
8, 2002 to pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.601%                  21,693,259          8/12/22              1,659,534

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to receive
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA and
pay semi-annually
the notional
amount multiplied
by 1.59%               263,000,000          2/14/05               (894,200)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
November 8, 2002
to pay at
maturity the
notional amount
multiplied by the
six month
USD-LIBOR-BBA
plus a specified
spread and
receive (pay) at
maturity the
notional amount
multiplied by the
change in net
asset value of
the shares GS
InvesTop
Corporate Bond
Fund                    36,927,336          5/14/03                833,713

Agreement with
Morgan Stanley
Capital Services,
Inc. dated
September 28,
2000 to pay
semi-annually the
notional amount
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA            2,000,000          10/2/10               (414,540)

Agreement with
Morgan Stanley
Capital Services,
Inc. dated May
15, 2002 to
receive
semi-annually the
notional amount
multiplied by
5.7775% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA           15,000,000          5/17/12              1,983,450

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 31,
2002 to pay
semi-annually the
notional amount
multiplied by
5.152% and
receive quarterly
the notional
amount multiplied
by the three
month
USD-LIBOR-BBA           21,082,941          8/2/12              (1,671,877)

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 31,
2002 to receive
semi-annually the
notional amount
multiplied by
5.7756% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA           21,693,259          8/2/22               2,162,818

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to pay quarterly
the notional
amount multiplied
by the three
month CAD-BA-CDOR
and receive
semi-annually the
notional amount
multiplied by
3.5076%           CAD   401,632,50          2/14/05              8,679,956
------------------------------------------------------------------------------
                                                               $22,072,889
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $322,717 of securities
on loan (identified cost $4,723,070,726) (Note 1)                            $4,499,742,539
-------------------------------------------------------------------------------------------
Cash                                                                             13,724,379
-------------------------------------------------------------------------------------------
Foreign currency (cost $118,136) (Note 1)                                           110,118
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        85,216,194
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           12,634,131
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  187,247,490
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                          4,163,694
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           3,512,295
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                         2,356,673
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                      40,853,060
-------------------------------------------------------------------------------------------
Total assets                                                                  4,849,560,573

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                147,738,237
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       17,634,781
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,991,120
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          421,738
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      221,360
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,069
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,523,160
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              3,344,868
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                           15,555,970
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $34,721,425)
(Note 1)                                                                         34,769,411
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                         18,780,171
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  348,077
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              149,069
-------------------------------------------------------------------------------------------
Total liabilities                                                               247,482,031
-------------------------------------------------------------------------------------------
Net assets                                                                   $4,602,078,542

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,750,380,427
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (25,495,997)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (903,596,401)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (219,209,487)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $4,602,078,542

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,337,303,959 divided by 143,151,021 shares)                                        $9.34
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.34)*                                $9.81
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($733,195,008 divided by 79,033,925 shares)**                                         $9.28
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($64,347,008 divided by 6,920,966 shares)**                                           $9.30
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,446,627,432 divided by 263,716,074 shares)                                        $9.28
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.28)*                                $9.59
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($20,605,135 divided by 2,205,600 shares)                                             $9.34
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $180,001,936
-------------------------------------------------------------------------------------------
Dividends                                                                         8,034,965
-------------------------------------------------------------------------------------------
Securities lending                                                                      589
-------------------------------------------------------------------------------------------
Total investment income                                                         188,037,490

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,848,946
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,402,992
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    46,535
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     21,178
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,626,394
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,529,233
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               161,588
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             5,834,404
-------------------------------------------------------------------------------------------
Other                                                                               610,867
-------------------------------------------------------------------------------------------
Total expenses                                                                   26,082,137
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (72,695)
-------------------------------------------------------------------------------------------
Net expenses                                                                     26,009,442
-------------------------------------------------------------------------------------------
Net investment income                                                           162,028,048
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (3,046,611)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      3,658,429
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (3,391,779)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       2,841,299
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                             (700,588)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                    (12,309,422)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts,
credit default contracts and TBA sale commitments during the period             235,257,351
-------------------------------------------------------------------------------------------
Net gain on investments                                                         222,308,679
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $384,336,727
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $162,028,048          $300,955,738
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (639,250)         (268,225,695)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                          222,947,929           115,422,806
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  384,336,727           148,152,849
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (51,590,287)         (109,749,981)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (25,667,771)          (50,665,142)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (1,148,135)           (1,526,998)
-------------------------------------------------------------------------------------------------------
   Class M                                                            (90,149,824)         (142,124,299)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (745,751)           (1,916,838)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --            (7,180,279)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (3,314,714)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (99,902)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (9,298,337)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (125,407)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Notes 4 and 6)               91,396,523           944,756,162
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          306,431,482           766,907,114

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 4,295,647,060         3,528,739,946
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $25,495,997 and $18,222,277, respectively)               $4,602,078,542        $4,295,647,060
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             March 31
operating performance                (Unaudited)                         Year ended September 30
--------------------------------------------------------------------------------------------------------------------
                                        2003          2002           2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.89         $9.26         $10.13        $10.77        $11.66        $12.70
--------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .35           .73            .84           .92           .91           .99
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46          (.31)          (.81)         (.61)         (.87)        (1.17)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .81           .42            .03           .31           .04          (.18)
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.36)         (.74)          (.68)         (.95)         (.92)         (.70)
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --            --             --            --            --          (.16)
--------------------------------------------------------------------------------------------------------------------
From return of capital                    --          (.05)          (.22)           -- (f)      (.01)           --
--------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)         (.79)          (.90)         (.95)         (.93)         (.86)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.34         $8.89          $9.26        $10.13        $10.77        $11.66
--------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.31*         4.61            .22          2.96           .31         (1.67)
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,337,304    $1,296,859     $1,378,591    $1,285,717    $1,506,532    $1,911,024
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .46*          .94            .95           .94           .94           .97
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.81*         7.96           8.75          8.73          8.04          7.88
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.06* (d)   209.42 (d)(e)  150.11 (d)    142.85        142.29        188.75
--------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

  (f) Amount represents less than $0.01 per share.


      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
Per-share                             March 31
operating performance                (Unaudited)                        Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002           2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $9.22         $10.09       $10.72       $11.61       $12.65
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .31          .66            .79          .83          .82          .89
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.32)          (.83)        (.59)        (.87)       (1.17)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .77          .34           (.04)         .24         (.05)        (.28)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.68)          (.63)        (.87)        (.83)        (.60)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --             --           --           --         (.16)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.04)          (.20)          -- (f)     (.01)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.72)          (.83)        (.87)        (.84)        (.76)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.28        $8.84          $9.22       $10.09       $10.72       $11.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.87*        3.70           (.53)        2.30         (.47)       (2.42)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $733,195     $696,733       $738,611   $1,214,668   $1,722,284   $2,174,770
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84*        1.69           1.70         1.69         1.69         1.72
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.44*        7.20           8.01         7.96         7.29         7.13
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.06*(d)   209.42 (d)(e)  150.11 (d)   142.85       142.29       188.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

  (f) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                            For the period
Per-share                             March 31                                         February 1, 1999+
operating performance               (Unaudited)          Year ended September 30       to September 30
-------------------------------------------------------------------------------------------------------
                                        2003         2002          2001         2000         1999
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.86        $9.24        $10.11       $10.75       $11.51
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (a)                .29          .65           .77          .84          .59
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48         (.31)         (.81)        (.61)        (.75)
-------------------------------------------------------------------------------------------------------
Total from
investment operations                    .77          .34          (.04)         .23         (.16)
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.68)         (.63)        (.87)        (.60)
-------------------------------------------------------------------------------------------------------
From return of capital                    --         (.04)         (.20)          -- (f)       -- (f)
-------------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.72)         (.83)        (.87)        (.60)
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.30        $8.86         $9.24       $10.11       $10.75
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.87*        3.72          (.50)        2.22        (1.40)*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $64,347      $26,673       $18,589      $12,441       $6,301
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84*        1.69          1.70         1.69         1.12*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.40*        7.17          7.96         8.07         5.00*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.06* (d)  209.42 (d)(e) 150.11 (d)   142.85       142.29
-------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

  (f) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             March 31
operating performance                (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002           2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.83        $9.22         $10.09       $10.73       $11.62       $12.67
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .33          .70            .81          .88          .87          .96
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .47         (.32)          (.80)        (.59)        (.86)       (1.18)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .80          .38            .01          .29          .01         (.22)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.72)          (.67)        (.93)        (.89)        (.67)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --             --           --           --         (.16)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.05)          (.21)          -- (f)     (.01)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.35)        (.77)          (.88)        (.93)        (.90)        (.83)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.28        $8.83          $9.22       $10.09       $10.73       $11.62
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.23*        4.13           (.02)        2.74          .09        (1.97)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,446,627   $2,258,273     $1,368,935   $1,022,625   $1,066,821   $1,019,477
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .59*        1.19           1.20         1.19         1.19         1.22
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.68*        7.68           8.47         8.48         7.81         7.69
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.06*(d)   209.42 (d)(e)  150.11 (d)   142.85       142.29       188.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

  (f) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                        Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002           2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.89        $9.28         $10.15       $10.78       $11.66       $12.70
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .36          .77            .85          .92          .93         1.03
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.34)          (.80)        (.57)        (.86)       (1.18)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .82          .43            .05          .35          .07         (.15)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.77)          (.70)        (.98)        (.94)        (.73)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --             --           --           --         (.16)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.05)          (.22)          -- (f)     (.01)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.82)          (.92)        (.98)        (.95)        (.89)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.34        $8.89          $9.28       $10.15       $10.78       $11.66
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.45*        4.65            .48         3.29          .63        (1.40)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $20,605      $17,109        $24,014      $17,010      $17,149      $19,358
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .34*         .69            .70          .69          .69          .72
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.94*        8.20           8.98         8.97         8.27         8.15
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.06* (d)  209.42 (d)(e)  150.11 (d)   142.85       142.29       188.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

  (f) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares sold in the United States have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class C shares sold in Japan are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate
IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may engage in total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2003, the value of securities loaned amounted to $322,717. The fund received cash collateral of $348,077, which is pooled with collateral of other Putnam funds into 28 issuers of high-grade short-term investments.

N) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended March 31, 2003, the fund had no borrowings against the line of credit.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $579,664,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $34,895,000 of capital loss carryovers acquired in connection with the acquisition of Putnam Strategic Income Fund which are subject to limitations imposed by the Internal Revenue Code. The amount of the fund's carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,976,000    September 30, 2005
    30,612,000    September 30, 2006
    77,029,000    September 30, 2007
   234,610,000    September 30, 2008
   110,841,000    September 30, 2009
   122,596,000    September 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $321,987,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

The aggregate identified cost on a tax basis is $4,740,230,742, resulting in gross unrealized appreciation and depreciation of $215,333,095 and $455,821,298, respectively, or net unrealized depreciation of $240,488,203.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $72,695 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,752 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $84,558 and $777,634 from the sale of class A and class M shares, respectively, and received $548,283 and $1,282 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received $2,409 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,328,170,359 and $2,052,348,916, respectively. Purchases and sales of U.S. government obligations aggregated $1,638,564,056 and $1,784,331,916, respectively.

Note 4
Capital shares

At March 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,384,136        $122,184,490
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions:                            3,752,092          33,918,203
---------------------------------------------------------------------------
                                            17,136,228         156,102,693

Shares repurchased                         (19,793,992)       (179,646,288)
---------------------------------------------------------------------------
Net decrease                                (2,657,764)       $(23,543,595)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,633,272        $254,898,183
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions:                            8,915,993          81,952,285
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Strategic
Income Fund                                  7,616,633          69,680,226
---------------------------------------------------------------------------
                                            44,165,898         406,530,694

Shares repurchased                         (47,217,393)       (434,359,526)
---------------------------------------------------------------------------
Net decrease                                (3,051,495)       $(27,828,832)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,663,961         $87,829,816
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,002,581          18,008,864
---------------------------------------------------------------------------
                                            11,666,542         105,838,680

Shares repurchased                         (11,480,597)       (103,680,187)
---------------------------------------------------------------------------
Net increase                                   185,945          $2,158,493
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,313,180        $103,541,357
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,075,790          37,264,449
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Strategic
Income Fund                                 10,307,568          93,863,976
---------------------------------------------------------------------------
                                            25,696,538         234,669,782

Shares repurchased                         (26,982,277)       (247,343,663)
---------------------------------------------------------------------------
Net decrease                                (1,285,739)       $(12,673,881)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,328,570         $39,977,848
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                79,653             718,909
---------------------------------------------------------------------------
                                             4,408,223          40,696,757

Shares repurchased                            (498,973)         (4,499,183)
---------------------------------------------------------------------------
Net increase                                 3,909,250         $36,197,574
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,462,201         $22,686,678
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               126,445           1,156,823
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Strategic
Income Fund                                    637,938           5,820,903
---------------------------------------------------------------------------
                                             3,226,584          29,664,404

Shares repurchased                          (2,227,693)        (20,555,866)
---------------------------------------------------------------------------
Net increase                                   998,891          $9,108,538
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,013,755        $308,294,911
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               129,213           1,162,012
---------------------------------------------------------------------------
                                            34,142,968         309,456,923

Shares repurchased                         (26,043,378)       (235,451,332)
---------------------------------------------------------------------------
Net increase                                 8,099,590         $74,005,591
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                130,736,559      $1,199,012,798
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               952,177           8,765,449
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Strategic
Income Fund                                    556,924           5,068,823
---------------------------------------------------------------------------
                                           132,245,660       1,212,847,070

Shares repurchased                         (25,169,014)       (230,861,081)
---------------------------------------------------------------------------
Net increase                               107,076,646        $981,985,989
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    711,054          $6,504,852
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                82,364             745,751
---------------------------------------------------------------------------
                                               793,418           7,250,603

Shares repurchased                            (511,498)         (4,672,143)
---------------------------------------------------------------------------
Net increase                                   281,920          $2,578,460
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    851,500          $7,723,644
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               220,341           2,042,245
---------------------------------------------------------------------------
                                             1,071,841           9,765,889

Shares repurchased                          (1,736,884)        (15,601,541)
---------------------------------------------------------------------------
Net decrease                                  (665,043)        $(5,835,652)
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:


                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
PSF Group Holdings, Inc. Class A                  $--                 $--                 $--         $17,149,440
------------------------------------------------------------------------------------------------------------------


Note 6
Acquisition of Putnam Strategic Income Fund

On June 21, 2002, the fund issued 7,616,633, 10,307,568, 637,938 and
556,924 of class A, class B, class C and class M shares, respectively, in exchange for 11,684,135, 15,721,532, 972,630 and 850,723 class A, class B, class C and class M shares of Putnam Strategic Income Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Strategic Income Fund on June 21, 2002, valuation date, were $4,061,958,371 and $174,433,928, respectively. On June 21, 2002, Putnam Strategic Income Fund had unrealized depreciation of $21,071,171.

The aggregate net assets of the fund immediately following the acquisition were $4,236,392,299.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Kevin M. Cronin
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA028-88633  075/387/2LX/803/2BC  5/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Diversified Income Trust
Supplement to Semiannual Report dated 3/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/03

                                                                        NAV

6 months                                                               9.45%
1 year                                                                 9.52
5 years                                                               13.97
Annual average                                                         2.65
10 years                                                              71.15
Annual average                                                         5.52
Life of fund (since class A inception, 10/3/88)
Annual average                                                         7.39

Share value:                                                            NAV

9/30/02                                                               $8.89
3/31/03                                                               $9.34


Distributions:      No.         Income         Capital gains          Total
                     6          $0.372              --               $0.372

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.